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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                              VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2003

Item I. Report to Shareholders.


                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                               December 31, 2003





VAN ECK FUNDS                                         VAN ECK FUNDS, INC.

Emerging Markets Fund                                   Mid Cap Value Fund

 Global Hard Assets Fund

    International Investors Gold Fund

           U.S. Government Money Fund



                         GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letters represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Funds' holdings, the Funds' performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                             EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Emerging Markets Fund provided a total return of 75.05% for the year 2003. This compares favorably to emerging markets in general, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index,1 which rose 56.28% for the same period.

It is worth noting that 2003 was a year in which risk aversion abated and asset classes that are perceived as risky, such as emerging markets, performed well. While it was an excellent year for global equity investors, 2003's heady returns were, in many cases, not enough to erase the losses sustained in the bear market of the previous three years. Although we do not want to detract from the Fund's 2003 results, we hope that prudent investors recognize that this performance was extraordinary, and that it is not realistic to expect that this level of return can be sustained, or even repeated, in years to come. For a review of your Fund's results dating back ten years, please see the table that follows this letter.

The Van Eck Emerging Markets Fund applies a "focused" approach to emerging markets by investing in our best 30-40 issues in the sector. We maintained a bias toward cyclical stocks in 2003 and, in particular, those stocks that were exposed to better global economies. In terms of overall regional weightings, we continued to favor Asia at the expense of Latin America, Emerging Europe and Africa. The Fund benefited from its Asia weighting last year as the region, on the back of strong economic growth, produced some of the world's best performing markets in 2003.

MARKET REVIEW

For investors in global emerging markets, 2003 proved to be a year of plenty. Looking back to the beginning of the year, however, optimism was in short supply. There was much focus on the perils of deflation, and many concerns that fiscal and monetary stimulus in the developed economies would fail to work as well as they had in the past, possibly due to excesses from the so-called bubble period. As if that were not enough, the war with Iraq and the emergence of a new and mysterious disease, SARS (severe acute respiratory syndrome), combined to depress markets. However, in the face of these serious headwinds, emerging markets performed creditably in the first quarter. Thereafter, with the lifting of these worries, emerging markets rallied hard. Increasing evidence that global economics were improving spurred buying in emerging markets as investors sought to play these markets' traditional role as early cycle beneficiaries. Risk aversion and volatility declined in most markets. Corporate earnings upgrades were significant. Many non-dedicated institutional investors and hedge funds increased their exposure to emerging markets, seeking to play the strong secular and cyclical story.

REGIONAL FUND REVIEW

In line with the Fund's benchmark, the MSCI Emerging Markets Free Index, the Fund's four largest allocations at year end were in South Korea, Taiwan, Brazil and South Africa (representing 25.3%, 15.7%, 9.2% and 8.0% of Fund net assets, respectively, as of December 31, 2003). These markets rose 28%, 35%, 142% and 44%2 in U.S. dollar terms, respectively, in 2003.

The following is a review of the top-performing emerging markets in 2003 in order of performance.

BRAZILIAN stocks were among the most significant outperformers in 2003, and contributed substantially to the Fund's performance. At year end, Brazilian stocks represented 9.2% of Fund net assets and were the Fund's third largest weighting. In U.S. dollar terms, the benchmark Bospeva Index (IBOV) rose 142% for the year. Much of this is being attributed to the fiscal austerity and investor-friendly reforms instituted by President Luiz Inacio Lula da Silva, who was elected in late 2002. Brazil's strong showing was a major turnaround from the beginning of the year. Lula's statements prior to election had raised substantial fears about his policy direction, and consequently the market started off 2003 at deeply oversold levels. Since then, actual policy and regulatory measures have been substantially better than expected. The fiscal situation and the debt burden have improved as well.

                             EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Building on its outperformance in 2002, Thailand (5.4% of Fund net assets) rose 136% in U.S. dollar terms in 2003. It was Asia's number one performer and the world's second best market. Falling interest rates, strong investment growth, robust domestic consumption and further government deregulation all combined to boost the Stock Exchange of Thailand (SET). Unlike certain other markets in the region, for example Korea, local Emerging Markets Fund investors were very active in the market. The Thai economy is booming and-apart from the infuriating road traffic-we see little sign of overheating.

TURKEY (1.6% of Fund net assets) performed admirably during 2003, climbing 111% in U.S. dollar terms, although it remains one of the most volatile markets among emerging economies. Politics generally play a large role in this market's direction, and there were a number of setbacks on this front during the year. Nevertheless, Turkey's economic fundamentals have been improving, with ever-lower inflation and a relatively buoyant industrial sector.

INDIAN stocks (5.2% of Fund net assets) had one of their best relative years since the market became investable to foreign investors in the early 1990s. The benchmark Sensex Index of the Mumbai Stock Exchange gained 82% in U.S. dollar terms for the year. This market has shown much promise in the past, but that potential was wrecked on the shoals of political ruction or market scam. In the last few years, however, Indian corporate leaders have been quietly adjusting their business models and have helped create some of the most efficient companies in the region. Given the relative lack of extraneous disruptions to the Indian market in 2003, this enhanced corporate quality was allowed to shine through. Signs of a rapprochement toward Pakistan, including a cease-fire, also helped support the market.

Despite the overall good news in 2003, there were some disappointments, including the performance of domestic Chinese and Malaysian shares. Hong Kong shares also underperformed their Asian counterparts on a relative basis.

Both the China A shares (previously reserved for domestic investors) and China B shares (previously reserved for foreign investors) were exceptionally poor performers in 2003. This is in stark contrast to the performance of their H share counterparts (Chinese companies listed in Hong Kong). Clearly, the performance of the Chinese economy, which is now the second largest in the world as measured by purchasing power parity, was a key factor behind the rise in H shares. The underperformance of the domestic shares relates to high valuations of A shares, relative lack of liquidity in B shares, and the increasing ability of mainland money to access the cheaper H shares. At year end, your Fund had 2.5% of net assets in China-related shares.

The HONG KONG market (7.2% of Fund net assets) was hard hit by the SARS outbreak in early 2003. Despite signs of a decent rebound in the most affected sectors, Hong Kong still underperformed the rest of the region, returning 36% in U.S. dollar terms in 2003.

MALAYSIAN shares (3.7% of Fund net assets) were also a disappointment in 2003. Although the political transition from Prime Minister Mahathir, who was in the job for some 22 years, to his successor, Abdullah Badawi, was very smooth and monetary conditions remained benign, stocks disappointed. Consumption indicators were mixed, and there was concern over the loss of competitiveness in some of Malaysia's export industries.

Overall, 2003 restored a fair degree of confidence in emerging markets. We still believe that emerging market equities are one of the best ways to position a portfolio for an upturn in global markets. As was the case in 2003, they have historically benefited from a weak U.S. dollar due to real or quasi-dollar pegs in Asia and high dollar-denominated debt in Latin America. Over the last 25 years, a weak U.S. trade-weighted dollar has typically been followed by strong emerging markets equity performance. During the period under review, emerging markets investors benefited from relatively cheap equities, superior growth prospects (due to favorable demographics and productivity growth), and generally undervalued currencies. We maintain that

                             EMERGING MARKETS FUND
--------------------------------------------------------------------------------

portfolio diversification is a key element to successful investing, particularly in the volatile investment environment of the past few years.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

[GRAPHIC OMMITTED]

/s/ David A. Semple

DAVID A. SEMPLE
PORTFOLIO MANAGER

January 14, 2004

     All references to Fund assets refer to Total Net Assets.

     Investors should be aware that emerging markets can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid. Settlement and clearance practices may be less efficient than more developed markets.

     All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

   1 The Morgan Stanley Capital International (MSCI) Emerging Markets Free
     Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

   2 All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the South Korean market is measured by the Korean Composite Index (Kospi).

--------------------------------------------------------------------------------
PERFORMANCE RECORD** AS OF 12/31/03 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                 AFTER MAXIMUM                  BEFORE SALES
TOTAL RETURN                   SALES CHARGE*                  CHARGE
--------------------------------------------------------------------------------
A shares-
--------------------------------------------------------------------------------
1 year                            64.86%                       75.05%
--------------------------------------------------------------------------------
5 year                            (1.39)%                      (0.21)%
--------------------------------------------------------------------------------
10 year                            4.86%                         5.48%
--------------------------------------------------------------------------------
Life (since 12/20/93)              4.84%                         5.46%
--------------------------------------------------------------------------------
C shares-Life (since 10/3/03)     13.25%                        14.25%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investments would have been reduced.

 * A shares: maximum sales charge is 5.75%
   C shares: 1.00% redemption charge, first year

** Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different investment strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities, and performance for those periods is not indicative of the performance of the Fund under its current investment strategy.

                             EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                            AS OF DECEMBER 31, 2003
                                  (UNAUDITED)

Brazil              9.2%
China               2.5%
Hong Kong           7.2%
India               5.2%
Indonesia           3.4%
Malaysia            3.7%
Other               4.8%
Mexico              4.3%
Singapore           3.1%
Other Assets
Less Liabilities    2.2%
South Africa        8.0%
South Korea        25.3%
Taiwan             15.7%
Thailand            5.4%


-------------------
*Percentage of net assets.

                             EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 5.2%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

HANJIN SHIPPING
(SOUTH KOREA, 3.8%)
Hanjin Shipping is a marine transport company operating cargo vessels, including container ships, specialized gas tankers, and bulk carriers. The company operates a network that covers 70 major ports in 35 countries on six continents, as well as inland transport capabilities.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 3.7%)
Hyundai Motor manufactures, sells, and exports passenger cars, trucks, and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea; it also provides financial services through its subsidiaries.

SHINSEGAE CO. LTD.
(SOUTH KOREA, 2.9%)
Shinsegae operates department stores and E-Mart discount stores in South Korea. The company retails food, clothing, household goods, electronics and other items through several branch stores.

KING YUAN ELECTRONICS
(TAIWAN, 2.8%)
King Yuan is a service provider in mixed, logic and memory testing and assembly, with back-end capabilities for integrated circuit test services, and package and assembly for CMOS (complementary metal oxide semiconductor) image sensors.

SFA ENGINEERING CORP.
(SOUTH KOREA, 2.6%)
SFA Engineering manufactures machinery for factory automation and logistics systems. The company's products include manufacturing systems used for producing picture tubes, stacker cranes, sorters, conveyors, and loader systems for automated distribution centers.

MEDIATEK, INC.
(TAIWAN, 2.5%)
MediaTek is an integrated circuit design firm providing optical storage solutions. The company dedicates substantial resources to the research and development of comprehensive IC optical storage drives which include CD-ROM, DVD-ROM, and DVD players as well as related chipsets.

GLOBAL BIO-CHEM TECHNOLOGY GROUP
(CHINA, 2.5%)
Global Bio-Chem Technology is principally engaged in the manufacturing of corn-based biochemical products and corn refined products in the People's Republic of China. The group's products are marketed and sold in the PRC, as well as throughout Asia, Europe and Africa.

TELE NORTE LESTE PARTICIPACOES SA
(BRAZIL, 2.4%)
Tele Norte Leste Participacoes is one of three regional fixed-line phone companies in Brazil that emerged from the breakup of former monopoly Telebras. It is the country's largest telecom operator in terms of installed lines, covering approximately 65% of the territory and over half of the population. TNL also provides wireless services through its subsidiary TNL PCS.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 2.4%)
Cheil Communications is the largest advertising agency in South Korea. An affiliate of Samsung Electronics, the company provides advertising, strategy and consulting, creative media promotion and sports marketing.

---------------------
*Portfolio subject to change.

                             EMERGING MARKETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Emerging Markets Fund made ten years ago (Class A) and at inception (Class C) with a similar investment in the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

                    VAN ECK EMERGING MARKETS FUND (CLASS A)
                      vs. MSCI Emerging Markets Free Index

           [The table below represents a graph in the printed piece.]

                  Emerging Markets Fund-A        MSCI Emerging Markets
Date              (with sales charge) (2)              Free Index
------            -----------------------        ---------------------
Dec-93                     9426                         10000
Mar-94                     9110                          9096
Jun-94                     9080                          8965
Sep-94                     9357                         10826
Dec-94                     9059                          9268
Mar-95                     9368                          8121
Jun-95                     9938                          8963
Sep-95                    10248                          8906
Dec-95                    10444                          8786
Mar-96                    10626                          9333
Jun-96                    10890                          9723
Sep-96                    11103                          9371
Dec-96                    11727                          9315
Mar-97                    11716                         10104
Jun-97                    13142                         10969
Sep-97                    13630                          9986
Dec-97                    13459                          8236
Mar-98                    14990                          8746
Jun-98                    15484                          6682
Sep-98                    14468                          5212
Dec-98                    16239                          6149
Mar-99                    16419                          6914
Jun-99                    16691                          8601
Sep-99                    16903                          8158
Dec-99                    21570                         10233
Mar-00                    22002                         10481
Jun-00                    20427                          9415
Sep-00                    19311                          8191
Dec-00                    16850                          7101
Mar-01                    13510                          6714
Jun-01                    13885                          6984
Sep-01                    10997                          5475
Dec-01                    12246                          6932
Mar-02                    12000                          7723
Jun-02                    10769                          7075
Sep-02                     8915                          5922
Dec-02                     9180                          6516
Mar-03                     8706                          6134
Jun-03                    11167                          7568
Sep-03                    13533                          8644
Dec-03                    16069                         10183


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/03                 1 Year    5 Year   10 Year
--------------------------------------------------------------------------------
VE Emerging Markets Fund-A (w/o sales charge)        75.05%    (0.21)%   5.48%
--------------------------------------------------------------------------------
VE Emerging Markets Fund-A (with sales charge)(2)    64.86%    (1.39)%   4.86%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                     56.28%     10.64%   0.18%
--------------------------------------------------------------------------------



                    VAN ECK EMERGING MARKETS FUND (CLASS C)
                      vs. MSCI Emerging Markets Free Index

                  Emerging Markets Fund-C        MSCI Emerging Markets
Date              (with sales charge) (3)              Free Index
--------          -----------------------        ---------------------
Oct-3-03                  10000                         10000
Oct-03                    10403                         10851
Nov-03                    10605                         10984
Dec-03                    11325                         11781


--------------------------------------------------------------------------------
Total Return 12/31/03                                Since Inception(1)
--------------------------------------------------------------------------------
VE Emerging Markets Fund-C
(w/o sales charge)                                          14.25%
--------------------------------------------------------------------------------
VE Emerging Markets Fund-C
(with sales charge)(3)                                      13.25%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                            17.81%
--------------------------------------------------------------------------------

1 Inception date for the Van Eck Emerging Markets Fund was 12/20/93 (Class A) and 10/3/03 (Class C). Index returns for Class C are calculated as of nearest month end (9/30/03).

2  The maximum sales charge is 5.75%.

3 1.00% redemption charge taken into account on total return for one-year time period.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

Returns for the Van Eck Emerging Markets Fund (Classes A and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund provided a total return of 42.44% for the year 2003. This was the fourth consecutive year in which the Fund outpaced the general U.S. equity market, as measured by the Standard & Poor's (S&P) 500 Index,1 which was up 28.67% for the year. The Fund's performance also compares favorably to the return of the Goldman Sachs Natural Resources Index,2 which rose 31.50% for the year. (2003 was also the Fund's second best year since its inception in 1994; in 1996 the Fund returned 45.61%.)

It is worth noting that 2003 was a year in which risky, highly speculative investments were rewarded. While it was an excellent year for global equity investors, 2003's heady returns were, in most cases, not enough to erase the losses sustained in the bear market of the previous three years. Throughout this trying period, we are pleased that your Fund continued to offer strong relative performance with limited correlation to traditional asset classes. Although we do not want to detract from the Fund's 2003 results, we hope that prudent investors recognize that this performance was extraordinary, and that it is not realistic to expect that this level of return can be sustained, or even repeated, in years to come. For a review of your Fund's results dating back to its inception in 1994, please see the table that follows this letter.

MARKET AND ECONOMIC REVIEW

Hard asset sectors were very strong in 2003, with major commodity markets rising for the second straight year. The continuation of low interest rates and low inflation created an ideal environment for hard assets, particularly in the second half. In addition, the weakening U.S. dollar, which lost ground against all the major currencies (20% against the euro and 11% against the Japanese yen), helped to make raw materials priced in dollars inexpensive for overseas buyers. Finally, many global economies strengthened over the course of the year, and this growth provided a strong catalyst for the demand for hard assets. It benefited your Fund in 2003, particularly in the second half. As a point of reference, your Fund gained 5.56% in the first half of 2003, compared to 34.94% in the second half.

The mood was very different when we last reported to you in July 2003. At that time, global economic activity remained lackluster, and most investors were skeptical about the sustainability of growth, especially here in the U.S. The quick resolution of the U.S.-led war in Iraq in April, however, combined with the stimulus of 45-year low interest rates and new tax cuts, helped the U.S. equity market soar in the second quarter. A potent economic and market rebound followed in the second half, resulting in a dramatic shift in investor confidence by year end. While economic growth had been expected to pick up in the second half, the U.S. economy grew at a strong pace of 8.2% in the third quarter and approximately 4.0% in the fourth quarter. For the year, GDP is likely to be in the 3.1% range, compared to 2.4% in 2002. Outside the U.S., most central banks assisted the global expansion by maintaining accommodative monetary policies throughout 2003. Many economies and stock markets had outstanding performance, particularly several countries in Asia and Latin America. Europe also experienced strong equity performance, but m ore tepid economic growth and weakening export markets as the euro strengthened.

The appetite for raw materials exploded in 2003 as economies in the developed world recovered and less-developed economies gained strength and continued to build basic infrastructure. This is especially true of China, which, with a GDP of 9.1%, was the world's top grower last year. China's seemingly insatiable demand for raw materials was a key driver in many sectors, including energy, metals, and paper and forest products-all components of your Fund. Just three years after its entry into the World Trade Organization, China is rapidly emerging as a major market economy. With a burgeoning consumer class that could potentially become the world's largest, we believe that China is playing an increasingly important role in the global economy, and is serving as the growth engine for commodities and many other markets.

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
SECTOR/FUND REVIEW

As of December 31, 2003, the assets of the Van Eck Global Hard Assets Fund were invested primarily in five sectors: energy, precious metals, industrial metals, paper and forest products, and real estate.

ENERGY

Fund investments in the energy sector represented 44.2% of the Fund's net assets as of December 31, compared with 34.8% a year ago, and contributed substantially to the Fund's success in 2003. Prices in the energy sector generally trended upward throughout the year, in large part due to increased demand, falling stockpiles, and concerns early in the year over the situation in Iraq. Domestic demand for energy commodities rose sharply in 2003, further depleting already low oil and gas inventories, due to below normal temperatures and repeated snowstorms in the Northeast U.S. at the beginning of the year, and again in November and December. Demand also increased from the Far East, given colder temperatures across Asia, as well as the shutdown of nuclear plants in Japan. As in many natural resource sectors, increased demand from China also played a significant role.

At the beginning of the year, the main focus in energy markets was the war in Iraq, specifically the speed with which Iraqi oil production could be restored, along with anticipation of OPEC's (Organization of Petroleum Exporting Countries) response. Prior to the war, energy prices rose sharply in anticipation of a possible interruption of crude oil from the Middle East. However, once the war began, coalition forces were able to secure the Iraqi oil supply, and the feared collapse of the market did not come to pass. As a result, the crude oil and natural gas markets rallied in the second quarter, and moved generally upward for the rest of the year. Additional support was provided throughout the year, as OPEC continued to hold petroleum supply tight and prices high.

PRECIOUS METALS

As of December 31, 15.7% of the Fund's net assets were invested in the precious metals sector, which contributed to the Fund's success. Over the last three years, gold has experienced a renaissance. After rejecting this sector and selling gold in the 1990s, investors are increasingly seeing the merits of owning a sound currency to hedge against financial and political unrest. After posting a gain of 24.8% in 2002 (its best since 1987), gold bullion enjoyed another prosperous year in 2003, with prices climbing 19.4%.

Gold bullion approached the $400 level early in the year as the invasion of Iraq got underway. Prices corrected sharply as the war proved to be short-lived, but then moved steadily higher again to close at $415.45 by year end, nearly an eight-year high. The primary driver behind higher gold prices was the weak U.S. dollar. Gold prices have historically demonstrated an inverse correlation to the dollar.

Overall, gold-mining shares gained 42.80%, as measured by the Financial Times Gold Mines Index.3 However, regional performance of gold stocks varied widely. In South Africa, for example, the rand exchange rate had a dramatic impact on the profitability of African companies due to the labor-intensive nature of South African mining. The rand gained 28% on the U.S. dollar in 2003, which followed a 40% rise in 2002. According to Gold Fields Minerals Services,4 U.S. dollar cash production costs for the second quarter rose 65% in South Africa, compared with 22% in Australia and 13% in Canada where more mechanized mining keeps labor costs down.

INDUSTRIAL METALS

Fund investments in the industrial metals sector represented 15.1% of Fund net assets, and contributed substantially to the Fund's performance in 2003. At December 31, the Fund's industrial metals investments included holdings in aluminum, nickel, copper, nonferrous metals and steel, all of which provide the basic raw materials for manufacturing. While all the industrial metals were in demand last year, the increased appetite for steel was one of the most interesting stories. Steel is manufactured from recycled scrap or extracted iron ore, and prices of both rose steadily in 2003-as did the price of steel and products made from steel. As China's manufacturing-based economy absorbs more steel, scrap and iron ore have grown scarcer, particularly scrap. While a tremendous glut of scrap was created by the fall of the Iron Curtain in 1989, that supply has been depleted. Of course, in our view, this

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

bodes well for the U.S., which is the world's biggest supplier of scrap, providing 15% of the world's supply. Given the soaring demand for steel, President Bush's rollback on tariffs in December is expected to have a minor impact.

PAPER AND FOREST PRODUCTS

Fund investments in the paper and forest products sector represented 10.9% of Fund net assets at year end. This sector underperformed other cyclicals in 2003, a year in which the paper and forest products industries continued to be characterized by reduced capacity and relatively attractive stock prices. Significant production cutbacks kept capacity low. Industry consolidation proved to be a positive factor, further supporting prices.

REAL ESTATE

Fund investments in the real estate sector represented 6.4% of Fund net assets at year end. The real estate industry performed well for investors again this year. Real Estate Investment Trusts (REITs) returned 36.74% to investors in 2003, according to the Morgan Stanley REIT Index,5 marking the fourth straight year REITs have outperformed the S&P 500 (up 28.67%).

Our focus in the real estate sector continued to be in the U.S. and Canadian markets. Two key issues supported these markets: property values continued to climb given the attractive financing terms available with low interest rates, and demand for real estate as an alternative investment remained high. Throughout the year, both retail malls and outlets were strong performing sectors. The hotel sector showed marked improvement as occupancy rates for both tourism and business travel improved along with the U.S. and Canadian economies. On the other hand, apartments and office space have not done as well, with vacancy rates at their highest levels in years.

We continue to believe that a portfolio that contains exposure to hard assets can provide diversification benefits for investors. We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[GRAPHIC OMMITTED]

/s/ Derek S. van Eck
DEREK S. VAN ECK
PORTFOLIO MANAGER

[GRAPHIC OMMITTED]                              [GRAPHIC OMMITTED]

/s/ Samuel R. Halpert                           /s/ Joseph M. Foster
SAMUEL R. HALPERT                               JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER                          MANAGEMENT TEAM MEMBER

January 14, 2004

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

1 The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

2 The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

3 The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

4 Gold Fields Mineral Services (GFMS) is a London-based research company, focused on the gold, silver and PGM markets, and best known for its flagship publication, the Gold Survey, published in April each year.

5 The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/03 (UNAUDITED)
AVERAGE ANNUAL                        AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                          SALES CHARGE*            CHARGE
--------------------------------------------------------------------------------
A shares-
--------------------------------------------------------------------------------
1 year                                   34.24%                 42.44%
--------------------------------------------------------------------------------
5 year                                   10.74%                 12.05%
--------------------------------------------------------------------------------
Life (since 11/2/94)                      9.15%                  9.86%
--------------------------------------------------------------------------------
C shares-
--------------------------------------------------------------------------------
1 year                                   39.72%                 40.72%
--------------------------------------------------------------------------------
5 year                                   11.17%                 11.17%
--------------------------------------------------------------------------------
Life (since 11/2/94)                      9.31%                  9.31%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. At certain times in the past, the Adviser waived certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  C shares: 1.00% redemption charge, first year

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*+
                            AS OF DECEMBER 31, 2003
                                  (UNAUDITED)

Australia           6.7%
Brazil              1.2%
Canada             25.3%
Finland             1.2%
France              3.2%
Other               1.4%
Russia              2.0%
Short-Term
Obligation         10.4%
South Africa        6.3%
South Korea         2.1%
United Kingdom      3.0%
United States      43.2%


                               Sector Weightings*+
                            as of December 31, 2003
                                  (unaudited)

Agriculture         1.5%
Energy             44.2%
Industrial Metals  15.1%
Paper & Forest
Products           10.9%
Precious Metals    15.7%
Real Estate         6.4%
Short-Term
Obligation         10.4%
Utilities           1.8%

-------------------
* Percentage of net assets.

+ Geographical and sector weightings add up to more than 100% due to a negative
  "Other assets less liabilities" position (-6.0%; see page 29) that is not shown on these pie charts.

                            GLOBAL HARD ASSETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 4.0%)
Halliburton provides a variety of services (equipment, maintenance and engineering, and construction) to energy, industrial and governmental customers.

TOTAL FINA ELF SA
(FRANCE, 3.1%)
Total Fina Elf is an integrated oil and gas specialty chemical company with operations in 120 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

BP PLC
(UK, 3.0%)
BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TALISMAN ENERGY, INC.
(CANADA, 2.8%)
Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.6%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

GLOBALSANTAFE CORP.
(U.S., 2.3%)
GlobalSantaFe is an international offshore and land contract driller, and provides drilling-related services including third party rig operators, incentive drilling and drilling engineering, and project management services.

NOBLE CORP.
(U.S., 2.1%)
Noble provides diversified services for the oil and gas industry, including offshore drilling services, turnkey drilling services, and engineering and asset management services.

RANDGOLD RESOURCES LTD.
(SOUTH AFRICA, 2.1%)
Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in C(TM)te d'Ivoire, Mali, Tanzania and Senegal.

POSCO
(SOUTH KOREA, 2.1%)
POSCO is a fully integrated steel producer. The company manufactures and sells a broad line of steel products in the domestic and overseas markets, including hot- and cold-rolled and stainless steel products.

MIRAMAR MINING CORP.
(CANADA, 2.0%)
Miramar Mining is a mid-sized gold-mining company involved in the discovery, acquisition, exploration, development and operation of gold mines in Canada.

----------------------
*Portfolio is subject to change.

                            GLOBAL HARD ASSETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A and C) made at inception with a similar investment in the Standard & Poor's 500 Index.

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
                     vs. Standard & Poor's 500 Index

           [The table below represents a graph in the printed piece.]

                Global Hard Assets Fund-A
Name              (with sales charge)(2)       S&P 500 Index
--------        --------------------------     -------------
Nov-2-94                  9426                     10000
Dec-94                    9322                      9779
Mar-95                    9838                     10728
Jun-95                   10313                     11749
Sep-95                   10670                     12680
Dec-95                   11195                     13441
Mar-96                   12537                     14161
Jun-96                   13459                     14795
Sep-96                   14135                     15249
Dec-96                   16301                     16519
Mar-97                   16323                     16965
Jun-97                   17680                     19920
Sep-97                   21064                     21410
Dec-97                   18631                     22022
Mar-98                   18174                     25088
Jun-98                   15794                     25913
Sep-98                   12671                     23341
Dec-98                   12623                     28303
Mar-99                   12794                     29711
Jun-99                   14625                     31802
Sep-99                   14490                     29820
Dec-99                   14723                     34251
Mar-00                   14858                     35030
Jun-00                   15152                     34098
Sep-00                   15729                     33770
Dec-00                   16035                     31131
Mar-01                   14821                     27449
Jun-01                   15385                     29055
Sep-01                   13326                     24800
Dec-01                   14662                     27447
Mar-02                   17237                     27521
Jun-02                   17469                     23841
Sep-02                   14564                     19731
Dec-02                   15655                     21396
Mar-03                   14785                     20722
Jun-03                   16525                     23908
Sep-03                   18781                     24540
Dec-03                   22300                     27522

--------------------------------------------------------------------------------
                                                                    Since
Average Annual Total Return 12/31/03          1 Year     5 Year   Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A
(w/o sales charge)                            42.44%     12.05%      9.86%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A
(with sales charge)(2)                        34.24%     10.74%      9.15%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                   28.67%     (0.57)%    11.68%
--------------------------------------------------------------------------------

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
                        vs. Standard & Poor's 500 Index

           [The table below represents a graph in the printed piece.]

                Global Hard Assets Fund-C
Name              (with sales charge)(3)       S&P 500 Index
--------        --------------------------     -------------
Nov-2-94                  9426                     10000
Dec-94                    9322                      9779
Mar-95                    9838                     10728
Jun-95                   10313                     11749
Sep-95                   10670                     12680
Dec-95                   11195                     13441
Mar-96                   12537                     14161
Jun-96                   13459                     14795
Sep-96                   14135                     15249
Dec-96                   16301                     16519
Mar-97                   16323                     16965
Jun-97                   17680                     19920
Sep-97                   21064                     21410
Dec-97                   18631                     22022
Mar-98                   18174                     25088
Jun-98                   15794                     25913
Sep-98                   12671                     23341
Dec-98                   12623                     28303
Mar-99                   12794                     29711
Jun-99                   14625                     31802
Sep-99                   14490                     29820
Dec-99                   14723                     34251
Mar-00                   14858                     35030
Jun-00                   15152                     34098
Sep-00                   15729                     33770
Dec-00                   16035                     31131
Mar-01                   14821                     27449
Jun-01                   15385                     29055
Sep-01                   13326                     24800
Dec-01                   14662                     27447
Mar-02                   17237                     27521
Jun-02                   17469                     23841
Sep-02                   14564                     19731
Dec-02                   15655                     21396
Mar-03                   14785                     20722
Jun-03                   16525                     23908
Sep-03                   18781                     24540
Dec-03                   22300                     27522

--------------------------------------------------------------------------------
                                                                    Since
Average Annual Total Return 12/31/03         1 Year      5 Year     Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C
(w/o sales charge)                           40.72%      11.17%        9.31%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C
(with sales charge)(3)                       39.72%      11.17%        9.31%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                  28.67%      (0.57)%      11.68%
--------------------------------------------------------------------------------




1 INCEPTION DATE FOR THEVAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS A AND CLASS C). Index returns are calculated as of nearest month end (10/31/94).

2  The maximum sales charge is 5.75%.

3 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck Global Hard Assets Fund (Classes A and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck International Investors Gold Fund provided a return of 44.25% for the twelve months ended December 31, 2003. This compares favorably with the Philadelphia Stock Exchange Gold and Silver (XAU) Index,1 which climbed 43.96% for the year. Technically, in our opinion, gold-mining shares broke out of their 1997-2003 "bottom formation" at the end of 2003 (please see the accompanying chart). Gold-mining shares have become increasingly popular as investment diversifiers. Last year, they outperformed the broad stock market as measured by Standard & Poor's (S&P) 500 Index,2 which was up 28.67%, as well as many other asset classes. For a review of your Fund's results dating back to its inception in 1956, please see the table that follows this letter.

Gold bullion had another good year last year-its third, after its secular dollar "bottom" in 2001. The price of gold rose 19.4% from $348.05 an ounce at year end 2002 to $415.45 an ounce at year end 2003. While early in the year the price of gold was propelled upward by increased investment and speculative demand arising from the uncertainties of the Iraq invasion, its big move to a nearly eight-year high in the second half of 2003 mainly reflected the weakness of the U.S. dollar. The dollar fell approximately 20% against the euro last year. In addition, the developing economies of India and China, as well as the reduction of mine forward sales, provided additional sources of growing demand for gold. You should be aware that recent market conditions resulting in extremely high performance for the gold sector may not continue.

           [The table below represents a graph in the printed piece.]

                                   XAU Index
                          January 1996 - December 2003

                               Date        Px Last
                             --------      -------
                              1/31/96      141.05
                              2/29/96      144.06
                              3/29/96      143.83
                              4/30/96      143.42
                              5/31/96      148.89
                              6/28/96      123.76
                              7/31/96      124.35
                              8/30/96      124.55
                              9/30/96      115.18
                             10/31/96       115.6
                             11/29/96      120.19
                             12/31/96      116.75
                              1/31/97       110.2
                              2/28/97      122.46
                              3/31/97      104.12
                              4/30/97       93.86
                              5/30/97      104.31
                              6/30/97        95.6
                              7/31/97       97.92
                              8/29/97       98.87
                              9/30/97       109.5
                             10/31/97       87.91
                             11/28/97       70.82
                             12/31/97       74.19
                              1/30/98       74.97
                              2/27/98       75.45
                              3/31/98       81.67
                              4/30/98       87.93
                              5/29/98       74.71
                              6/30/98       71.72
                              7/31/98       62.92
                              8/31/98       48.89
                              9/30/98       74.99
                             10/30/98       75.39
                             11/30/98       70.96
                             12/31/98       64.97
                              1/29/99       63.26
                              2/26/99       60.56
                              3/31/99       59.76
                              4/30/99       73.42
                              5/31/99       60.87
                              6/30/99       66.93
                              7/30/99       62.87
                              8/31/99       67.34
                              9/30/99       80.26
                             10/29/99       69.55
                             11/30/99       67.04
                             12/31/99       67.97
                              1/31/00       59.98
                              2/29/00       59.76
                              3/31/00        56.5
                              4/28/00       54.75
                              5/31/00       56.28
                              6/30/00       57.81
                              7/31/00       50.85
                              8/31/00       52.34
                              9/29/00       49.92
                             10/31/00       43.87
                             11/30/00       47.08
                             12/29/00       51.41
                              1/31/01       48.86
                              2/28/01       52.51
                              3/30/01       47.57
                              4/30/01       55.13
                              5/31/01       57.13
                              6/29/01       53.25
                              7/31/01       53.06
                              8/31/01       56.56
                              9/28/01       57.79
                             10/31/01       54.53
                             11/30/01       52.57
                             12/31/01       54.43
                              1/31/02       61.33
                              2/28/02       65.16
                              3/29/02       70.89
                              4/30/02       73.96
                              5/31/02       84.24
                              6/28/02       71.46
                              7/31/02       60.54
                              8/30/02       69.46
                              9/30/02       69.74
                             10/31/02       63.44
                             11/29/02       63.38
                             12/31/02       76.76
                              1/31/03          77
                              2/28/03       71.99
                              3/31/03       66.92
                              4/30/03        65.3
                              5/30/03       73.46
                              6/30/03       78.65
                              7/31/03       81.12
                              8/29/03          91
                              9/30/03       91.12
                             10/31/03       98.08
                             11/28/03      109.66
                             12/31/03      108.84

GOLD-MINING SHARES

Gold-mining shares gained 42.80% in 2003, as measured by the Financial Times
(FTSE) Gold Mines Index,3 with regional performance varying widely (as reflected by the Index Series). The FTSE South Africa Series lagged other regions, gaining only 14.7%. The rand exchange rate had a dramatic impact on the profitability of South African companies due to the labor-intensive nature of South African mining. After a 40% rise against the U.S. dollar in 2002, the rand gained 28% in 2003. According to Gold Fields Minerals Services,4 year-on-year production costs for the second quarter rose 65% for South African producers. By comparison, production costs increased 22% in Australia and 13% in Canada, where more mechanized mining keeps labor costs down.

In contrast to South Africa, the FTSE North American Series gained 52.1%. One of the best performers was Canada's Wheaton River Minerals Ltd. (5.7% of the Fund's total net assets as of December 31). The company was reborn in 2002 when new management stepped in with a strategy of acquiring producing mines from the private sector and from large mining companies. Recently, Wheaton has moved on to acquire development properties in Mexico and Brazil, which should add future growth. Many of the Canadian Juniors also performed well, as the equity markets provided funding for them to advance projects. On the other hand, a couple of Canadian companies performed poorly. Development of Meridian Gold's (3.5% of Fund net assets) promising Esquel property in Argentina was abruptly halted when Greenpeace organized local resistance. Another disappointment was operating problems due to a rock fall at Agnico-Eagle's (0.9% of Fund net assets) deep underground mine in Quebec.

The FTSE Australasia Series advanced 101.0% in 2003. This spectacular performance is due mainly to the high index weighting allocated to Newcrest Mining Ltd. (4.1% of Fund net assets). Sentiment turned positive for Newcrest as the strong Aussie dollar dramatically improved the value of their once-toxic hedge book. The company is also constructing the Telfer mine, which, in our opinion, has developed into a world-class project.

                       INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Current Economic Conditions The following section outlines current financial and economic conditions that we feel may justify portfolio diversification in general, and a small allocation to gold-oriented investments in particular.

At year end, investor expectations for the performance of the economy and markets was strong given 2003's impressive showing. In our minds, however, an inordinate amount of confidence was being placed on massive monetary and fiscal stimulation. Questions remain as to whether the recovery is truly sustainable, and we believe that long-term investors may wish to consider the following potential economic and financial risks.

Total outstanding business and household debt rose from $757 million (91% of GDP) in 1967 to a record $16.5 trillion (150% of GDP) at the end of the year. This explosion in debt has been spurred primarily by lower-than-natural interest rates due to the policy of general rapid monetization of government debt that has been in place since the 1960s. Steadily falling interest rates have offset the steadily rising household debt-servicing burden. However, the latter is already at an historically high level, even though interest rates are close to historic lows. Any rise in interest rates is likely to make debt servicing more difficult.

By year end, real housing price increases were growing more slowly, which may indicate that the housing boom may be slowing. Mortgage refinancing and equity cash-outs may have peaked. An International Monetary Fund study published last April concluded that, in the past, housing busts have been associated with far greater economic damage and output losses than equity busts.

Business confidence rebounded strongly in 2003. Cost-cutting and productivity increases raised non-financial corporate profits sharply from their lowest levels since World War II. However, it is difficult to predict future profit growth. Stock prices seemed overvalued at year end, given that the S&P 500 Index was selling at an approximate 29 price-earnings multiple.

The declining U.S. dollar will continue to put pressure on interest rates. While foreigners have been financing the U.S. balance of payments deficits, this has become less attractive as the dollar declines and interest rates remain low, and net foreign portfolio inflows (stocks and bonds) have declined.

Finally, a very easy monetary policy, a high federal budget deficit, and surging commodity prices could signal a resurgence in consumer inflation, as they did in the 1970s. Inflation is the traditional way governments have eliminated the burden of high consumer and corporate debt, as the U.S. did in the 1970s.

In conclusion, it is our view that there are three primary reasons to consider diversifying an investment portfolio with gold or gold-mining shares. First, gold's price generally has a negative or zero correlation with stock market averages (except in 2003), which means it is prudent diversification by reducing risk. Second, it is a debt-free monetary asset which risk-averse investors seek in periods of financial distress. Third, it is an historic "store of value" which, in our opinion, makes it (and other tangible assets) attractive in the current period of negative real returns on short-term financial assets which impair wealth.

For years we have recommended allocating a small portion of an investment portfolio into gold-related assets as good portfolio diversification and as a hedge against rising economic and financial risks. Our stance on gold has been maintained even through periods of declining gold prices. We continue to believe that it is a prudent strategy to preserve real wealth and to improve portfolio performance.

We appreciate your participation in the Van Eck International Investors Gold Fund and we look forward to working with you in the future.

[GRAPHIC OMMITTED]                      [GRAPHIC OMMITTED]

/s/ Joseph M. Foster                    /s/ John C. van Eck
JOSEPH M. FOSTER                        JOHN C. VAN ECK
PORTFOLIO MANAGER                       FOUNDER

January 26, 2004

                       INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

Please note that precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Investors should be aware that market conditions resulting in the extremely high performance of the gold sector in the recent past may not continue. Please read the current prospectus for more complete information, such as charges, expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

1 The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

2 The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

3 The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

4 Gold Fields Mineral Services Ltd. (GFMS) is a London-based research company, focused on the gold, silver and PGM markets, and best known for its flagship publication, the Gold Survey, published in April of each year.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/03 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                             AFTER MAXIMUM        BEFORE SALES
TOTAL RETURN                               SALES CHARGE*        CHARGE
--------------------------------------------------------------------------------
A Shares-
--------------------------------------------------------------------------------
1 year                                        35.90%             44.25%
--------------------------------------------------------------------------------
5 year                                        16.36%             17.74%
--------------------------------------------------------------------------------
10 year                                       (0.18)%             0.42%
--------------------------------------------------------------------------------
15 year                                        3.53%              3.94%
--------------------------------------------------------------------------------
20 year                                        2.95%              3.26%
--------------------------------------------------------------------------------
Life (since 2/10/56)                           9.97%             10.10%
--------------------------------------------------------------------------------
C Shares-
--------------------------------------------------------------------------------
Life (since 10/3/03)                          24.11%             25.11%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

* A shares: maximum sales charge is 5.75%
  C shares: 1.00% redemption charge, first year

                       INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                            AS OF DECEMBER 31, 2003
                                  (UNAUDITED)

Australia           8.5%
Canada             48.6%
Ghana               3.1%
Norway              1.3%
Short-Term
Obligation          7.3%
South Africa       19.7%
Sweden              0.2%
United States      11.3%


-------------------
*Percentage of net assets.

                       INTERNATIONAL INVESTORS GOLD FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago (Class A) and at inception (Class C) with a similar investment in the Philadelphia Stock Exchange Gold and Silver (XAU) Index.

              VAN ECK INTERNATIONAL INVESTORS GOLD FUND (CLASS A)
                      vs. the Philadelphia Stock Exchange
                          Gold and Silver (XAU) Index

           [The table below represents a graph in the printed piece.]

             International Investors Gold Fund-A     Philadelphia Stock Exchange
Date                (with sales charge)(2)               Gold & Silver Index
------       -----------------------------------     ---------------------------
Dec-93                       9426                               10000
Mar-94                       8540                               10155
Jun-94                       8506                                8784
Sep-94                      10537                               10094
Dec-94                       9327                                8374
Mar-95                       8511                                9358
Jun-95                       8223                                9246
Sep-95                       8961                                9571
Dec-95                       8494                                9305
Mar-96                       9907                               11130
Jun-96                       8868                                9603
Sep-96                       8204                                8952
Dec-96                       7699                                9098
Mar-97                       7252                                8128
Jun-97                       6371                                7487
Sep-97                       6566                                8589
Dec-97                       4927                                5839
Mar-98                       5221                                6435
Jun-98                       4422                                5663
Sep-98                       4625                                5930
Dec-98                       4342                                5152
Mar-99                       4059                                4748
Jun-99                       3993                                5336
Sep-99                       4536                                6456
Dec-99                       3805                                5478
Mar-00                       3234                                4593
Jun-00                       3327                                4719
Sep-00                       2941                                4105
Dec-00                       2961                                4245
Mar-01                       2775                                3954
Jun-01                       3295                                4436
Sep-01                       3556                                4836
Dec-01                       3576                                4568
Mar-02                       5183                                5973
Jun-02                       6131                                6042
Sep-02                       5917                                5942
Dec-02                       6811                                6550
Mar-03                       5736                                5755
Jun-03                       6491                                6777
Sep-03                       8095                                7885
Dec-03                       9825                                9432

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/03                 1 Year    5 Year    10 Year
--------------------------------------------------------------------------------
VE International Investors Gold Fund-A
(w/o sales charge)                                   44.25%    17.74%     0.42%
--------------------------------------------------------------------------------
VE International Investors Gold Fund-A
(with sales charge)(2)                               35.90%    16.36%    (0.18)%
--------------------------------------------------------------------------------
Philadelphia Stock Exchange Gold &
Silver (XAU) Index                                   43.96%    12.86%    (0.58)%
--------------------------------------------------------------------------------

              VAN ECK INTERNATIONAL INVESTORS GOLD FUND (CLASS C)
                      vs. the Philadelphia Stock Exchange
                          Gold and Silver (XAU) Index

           [The table below represents a graph in the printed piece.]

             International Investors Gold Fund-C     Philadelphia Stock Exchange
Date                (with sales charge)(3)               Gold & Silver Index
------       -----------------------------------     ---------------------------
Oct-3-03                   10000                                10000
Oct-03                     11347                                10767
Nov-03                     12812                                12048
Dec-03                     12411                                11961

--------------------------------------------------------------------------------
Total Return 12/31/03                                         Since Inception(1)
--------------------------------------------------------------------------------
VE International Investors Gold Fund-C
(w/o sales charge)                                                  25.11%
--------------------------------------------------------------------------------
VE International Investors Gold Fund-C
(with sales charge)(3)                                              24.11%
--------------------------------------------------------------------------------
Philadelphia Stock Exchange Gold &
Silver (XAU) Index                                                  19.61%
--------------------------------------------------------------------------------

1 INCEPTION DATE FOR THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND WAS 2/10/56 (CLASS A) AND 10/3/03 (CLASS C). Index returns for Class C are calculated as of nearest month end (9/30/03).

2  The maximum sales charge is 5.75%.

3 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck International Investors Gold Fund (Classes A & C) reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund seeks to provide a high degree of safety and daily liquidity. It also serves to assist investors who wish to use our exchange or our check-writing privileges. The Fund's seven-day average yield was 4.55%* and its 30-day average yield was 1.06% on December 31, 2003. Please note, however, that the Fund's net expenses exceeded its income yield in 2003, and therefore a nominal dividend income was paid to shareholders (please see the Financial Highlights on page 43 for more details).

During 2003, the yield on three-month Treasury bills averaged 1.02%, reflecting the historically low interest rates. Treasury bill rates remained low throughout the second half as the Federal Reserve maintained a fed funds target rate of 1.00% following its 0.25% rate cut in early June, representing its lowest level since 1958. Although the economy gained significant momentum in the second half, a lack of inflationary pressures allowed the Fed to maintain its accommodative monetary policy. Three-month T-bill rates began the year at a high of 1.22% and ended the year lower at 0.92%. While the economic recovery has gained momentum with GDP growth estimated at 3.1% for the year (versus 2.4% in 2002), money market rates are not likely to rise until the Fed begins to see indications of sustained tightening in the labor market.

The Fund's investment strategy continues to emphasize safety, liquidity and preservation of capital by focusing its investments in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. Treasury bills and repurchase agreements represent the most conservative money market investments available and offer the highest degree of security given that they are backed by the United States Government. Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate. Repurchase agreements allow us to take advantage of slightly higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years; in addition, your Fund has possession of the collateral.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing convenient access to cash. The Fund also provides an excellent base from which investors may exchange money into or out of other members of the Van Eck Family of Funds.+

Investors should be aware than an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.

[GRAPHIC OMMITTED]

/s/ Gregory F. Krenzer
Gregory F. Krenzer
Portfolio Manager

January 23, 2004

------------------------
* Performance data represents past performance and is not indicative of future results. An investor's shares, when redeemed, may be worth more or less than their original cost.

+ Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck Funds, except for the International Investors Gold Fund. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

   The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

EFFECTIVE JUNE 1, 2003, NEW YORK LIFE INVESTMENT MANAGEMENT LLC (NYLIM) BECAME THE SUB-ADVISER TO THE VAN ECK MID CAP VALUE FUND, REPLACING JOHN A. LEVIN & CO. THE VALUATION METRICS DIVISION OF NYLIM IS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT DECISIONS THAT AFFECT THE FUND.

We are pleased to report to you that the Van Eck Mid Cap Value Fund gained 43.10% for the twelve months ended December 31, 2003. Your Fund outpaced the performance of the broader stock market, which advanced 28.67% as measured by Standard & Poor's (S&P) 500 Index.1 The Fund also had a respectable showing relative to its benchmark index, the Russell Midcap Index,2 which rose 40.06% for the year. The Standard & Poor's Midcap 400 Index,3 another measure of mid-cap stock performance, gained 35.59% for the year. For a review of your Fund's results dating back to its inception in 2002, please see the table that follows this letter.

While investor sentiment was somewhat negative at the outset of 2003, the mood changed dramatically over the course of the year. A significant recovery in a broad range of equities unfolded, with all the broadly watched indices ending 2003 with positive performance. Small-capitalization stocks performed relatively better, followed by mid- and then large-capitalization stocks. It was a period in which risk aversion abated and asset classes that are perceived as risky, including higher valuation and more speculative stocks, performed well. The market also favored growth over value for small- and mid-capitalization stocks, while both investment styles performed similarly for large-cap stocks.

MARKET & ECONOMIC REVIEW

In the first quarter of 2003, the market reflected much uncertainty due to the political conflicts in the Middle East. However, the relatively quick resolution of the Iraq war in early April, combined with 45-year low interest rates and the new tax stimulus package, helped set the stage for a potent economic rebound that took hold as the year progressed. In June, the Federal Reserve lowered its fed funds target a quarter-percentage point, to 1%, its lowest level since 1958. While growth had been expected to pick up in the second half, the U.S. economy grew at an astounding annualized pace of 8.2% in the third quarter and approximately 4.0% is expected in the fourth quarter. For the year, U.S. GDP growth is likely to be in the 3.1% range, compared to 2.4% in 2002. While a broad-based conviction seems to be taking hold that economic growth is indeed sustainable, concerns persist given that the unemployment rate remains at a relatively high 5.7% (as of December 31). Thus far, this recovery bears little resemblance to the hiring-led upturns of the past. In addition, the U.S. is burdened with a large federal budget and current account deficits, which continue to make investors nervous about our ability to attract foreign capital to help finance our debt.

The economic rebound and increased geopolitical stability helped provide positive support for equity markets in 2003. All the major market indices rebounded sharply-especially in the second and fourth quarters-taking many by surprise. The large-cap S&P 500 Index climbed 28.67%; the tech-heavy Nasdaq Composite Index4 was up 50.77%; the small-cap Russell 2000 Index5 gained 47.25%; and the Russell Midcap Index climbed 40.06% as mentioned above. Although technology companies (including some of the most downtrodden companies of the bear market) were the leaders of this strong advance, many industries posted gains. What is notable, however, is that in many cases, higher-quality, larger-capitalization, dividend-paying companies lagged the market last year. While we would agree that 2003 was an excellent year for most equity investors, in many cases, the heady returns were not enough to erase the losses sustained in the bear market of the previous three years.

FUND REVIEW

Since taking over responsibilities as sub-adviser to the Van Eck Mid Cap Value Fund on June 1, 2003, we at NYLIM have repositioned the Fund's portfolio. We have focused on selecting mid-capitalization stocks that we believe have an attractive combination of operating, valuation and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns.

Many changes were made to your Fund's portfolio in 2003, especially given the change in investment managers in June. At mid-year, we explained that the Fund's portfolio was broadened and diversified in

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

the first half. This strategy continued in the second half, with the number of holdings climbing from 63 at June 30 to 78 by December 31. A review of the Fund's top holdings at June 30 shows that eight of the top ten were sold in the second half. These were Seagate Technology, Level 3 Communications, Tyson Foods, Archer-Daniels-Midland, Torch Offshore, UNUMProvident, United States Steel, and Unocal. Together, these companies accounted for 24.0% of your Fund's net assets at June 30, and 0% at December 31. A review of your Fund's top ten holdings at year end shows that Universal Health Services was the Fund's largest holding (through capital appreciation) and that several first-half holdings assumed top-ten positions given the large sales just outlined. These included Lear, Max Re Capital, Williams Companies, Watson Pharmaceuticals, InFocus, Maytag and Black & Decker. In addition, two new purchases were added to the top ten: R.J. Reynolds Tobacco Holdings and Sanmina-SCI. [THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF DECEMBER 31, 2003:
LEAR, 2.6%; MAX RE CAPITAL, 2.4%; WILLIAMS COMPANIES, 2.2%; WATSON PHARMACEUTICALS, 2.2%; INFOCUS, 2.2%; MAYTAG, 2.1%; BLACK & DECKER, 2.0%; R.J. REYNOLDS TOBACCO HOLDINGS, 1.9%; AND SANMINA-SCI, 1.9%.]

Although we employ a bottom-up approach in constructing the Fund's portfolio, major contributions to the Fund's strong performance in the second half (in which your Fund gained 22.30%) came from specific industry sectors. These were information technology, healthcare, and financial services. All three groups benefited from strong momentum in the equity market and favorable reports of improving business conditions. At year end, your Fund had 18.7%, 15.3%, and 20.8% invested in these sectors, respectively.

Within the technology group, notable contributors to performance included Maxtor, a manufacturer of hard disk drive storage products; InFocus, a maker of data/video multimedia projection products; and Sanmina-SCI, the electronics contract manufacturer. Notable healthcare performers included PacifiCare Health Systems, a managed healthcare services company; Coventry Health Care, a managed healthcare company; and Manor Care, an owner and operator of long-term care centers. Finally, the strongest insurance contributor was Max Re Capital, a Bermuda-based multi-line reinsurance company for both the life and annuity and property and casualty insurance markets. [THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF DECEMBER 31, 2003:
MAXTOR, 1.3%; INFOCUS, 2.2%; SANMINA-SCI, 1.9%; PACIFICARE HEALTH SYSTEMS, 1.5%; COVENTRY HEALTH CARE, 1.4%; MANOR CARE, 1.4%; AND MAX RE CAPITAL, 2.4%.]

During the period, the energy and tele-communications services were weak contributors in the market as well as for your Fund. Although your Fund's combined allocation to these two sectors stood at 9.3% as of June 30, 2003, we substantially reduced the Fund's exposure in the second half and the allocation had declined to 0.9% at year end.

We thank you for your investment in the Van Eck Mid Cap Value Fund, and we look forward to continuing to work with you in the future.

[GRAPHIC OMMITTED]                      [GRAPHIC OMMITTED]

/s/ Wesley G. McCain                    /s/ Kathy O'Connor
WESLEY G. MCCAIN                        KATHY O'CONNOR
SENIOR PORTFOLIO MANAGER                SENIOR PORTFOLIO MANAGER
NEW YORK LIFE INVESTMENT                NEW YORK LIFE INVESTMENT
MANAGEMENT LLC (NYLIM)                  MANAGEMENT LLC (NYLIM)

January 26, 2004

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

1 The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

3 The Standard & Poor's (S&P) Midcap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

4 The Nasdaq Composite Index is a broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.

5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the Index has an approximate market capitalization of $1.5 billion.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/03 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                     AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                       SALES CHARGE*            CHARGE
--------------------------------------------------------------------------------
A shares-
--------------------------------------------------------------------------------
1 year                                34.86%                  43.10%
--------------------------------------------------------------------------------
Life (since 1/1/02)                   (2.61)%                  0.33%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                            AS OF DECEMBER 31, 2003
                                  (UNAUDITED)

Consumer Discretionary             25.4%
Utilities                           4.9%
Transportation                      1.6%
Industrials                         4.1%
Consumer Staples                    5.7%
Other Assets Less Liabilities       1.0%
Financial Services                 20.8%
Healthcare                         15.3%
Information Technology             18.7%
Materials                           1.6%
Telecommunications Services         0.9%


-------------------
*Percentage of net assets.

                               MID CAP VALUE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

UNIVERSAL HEALTH SERVICES, INC.
(3.3%)
Universal Health Services owns and operates acute care hospitals, behavioral health centers, ambulatory surgery centers, radiation oncology centers, and women's centers in the U.S. The company provides services such as general surgery, internal medicine, obstetrics, radiology, pediatric services and behavioral health services.

LEAR CORP.
(2.6%)
Lear designs and manufactures interior systems and components for automobiles and light trucks. Lear has in-house capabilities in seat systems, floor and acoustic systems, door panels, headliners and instrument panels.

MAX RE CAPITAL LTD.
(2.4%)
Max Re Capital, through its principal operating subsidiaries, Max Re Ltd., Max Re Europe Ltd. and Max Insurance Europe Ltd., provides reinsurance to property and casualty insurers, life and health insurers, and large corporations.

WILLIAMS COMPANIES, INC.
(2.2%)
Williams Companies moves, manages and markets a variety of energy products, including natural gas, liquid hydrocarbons, petroleum and electricity. Williams' gas wells, pipelines and midstream facilities are concentrated in the Northwest, the Rocky Mountains, the Gulf Coast and the Eastern Seaboard of the United States.

WATSON PHARMACEUTICALS, INC.
(2.2%)
Watson Pharmaceuticals is a specialty pharmaceutical company engaged in the development, production, marketing and distribution of both branded and off-patent pharmaceutical products, using various drug delivery technologies.

INFOCUS CORP.
(2.2%)
InFocus specializes in digital projection technology and services for both home and business. The company develops, manufactures and markets multimedia projection products to present video, audio, graphics and data from personal computers, workstations, VCRs, PDAs and laser disc players.

MAYTAG CORP.
(2.1%)
Maytag manufactures, distributes and services a broad line of home appliances. Maytag also manufactures bottle and can vending equipment and glass front merchandisers.

BLACK & DECKER CORP.
(2.0%)
Black & Decker manufactures, markets and services power tools and accessories, residential security hardware, household appliances and metal and plastic fasteners/fastening systems for commercial applications.

R.J. REYNOLDS TOBACCO HOLDINGS, INC.
(1.9%)
R.J. Reynolds Tobacco Holdings is a holding company for Reynolds Tobacco, a cigarette manufacturer in the U.S., whose major brands include Doral, Winston, Camel, Salem and Vantage.

SANMINA-SCI CORP.
(1.9%)
Sanmina provides customized integrated electronic manufacturing services, including turnkey electronic assembly and manufacturing management services to original equipment manufacturers.

---------------------
*Portfolio subject to change.

                               MID CAP VALUE FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Mid Cap Value Fund made at its inception with a similar investment in the Russell Midcap Index and the Russell 2500 Value Index.


                      VAN ECK MID CAP VALUE FUND (CLASS A)
            vs.Russell Midcap Index and the Russell 2500 Value Index

           [The table below represents a graph in the printed piece.]

               Mid Cap Value Fund-A       Russel Midcap        Russell 2500
Date          (with sales charge)(2)          Index            Value Index
------        ----------------------      -------------        ------------
1/1/02                9423                    10000                10000
Jan-02                9184                     9940                10092
Feb-02                9065                     9835                10218
Mar-02                9901                    10425                10851
Apr-02                9345                    10222                11036
May-02                8623                    10107                10855
Jun-02                8119                     9429                10472
Jul-02                6987                     8509                 9260
Aug-02                7257                     8556                 9310
Sep-02                6244                     7766                 8548
Oct-02                6317                     8159                 8670
Nov-02                6909                     8725                 9303
Dec-02                6629                     8381                 9013
Jan-03                6748                     8212                 8741
Feb-03                6374                     8103                 8526
Mar-03                6213                     8183                 8583
Apr-03                6888                     8778                 9360
May-03                7688                     9581                10226
Jun-03                7756                     9678                10410
Jul-03                7979                     9997                10862
Aug-03                8291                    10431                11299
Sep-03                8239                    10300                11219
Oct-03                8909                    11086                12076
Nov-03                9252                    11397                12568
Dec-03                9486                    11739                13062

--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/03                  One Year      Inception(1)
--------------------------------------------------------------------------------
VE Mid Cap Value Fund-A (w/o sales charge)             43.10%          0.33%
--------------------------------------------------------------------------------
VE Mid Cap Value Fund-A (with sales charge)(2)         34.86%         (2.61)%
--------------------------------------------------------------------------------
Russell Midcap Index                                   40.06%          8.35%
--------------------------------------------------------------------------------
Russell 2500 Value Index                               44.93%         14.29%
--------------------------------------------------------------------------------

1 INCEPTION DATE FOR THE VAN ECK MID CAP VALUE FUND WAS 1/1/02. Index returns are calculated as of nearest month end (12/31/01).

2  The maximum sales charge is 5.75%.

Returns for the Van Eck Mid Cap Value Fund (Class A) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 ("inception date"), the Fund operated under a different name with a different investment sub-adviser. Going forward, the Fund will be compared to the Russell Midcap Index as the Sub-Adviser believes it is a more appropriate benchmark and better reflects the Fund's holdings.

The Russell Midcap Index and the Russell 2500 Value Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                             EMERGING MARKETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2003
NO. OF SHARES SECURITIES (A)                                      VALUE (NOTE 1)
--------------------------------------------------------------------------------

BRAZIL: 9.2%
        9,900 Cia Vale do Rio Doce (ADR)                            $    509,949
       18,000 Gerdau S.A. (Preferred Stock)                              378,177
      287,000 Itausa Investimentos Itau S.A.                             340,450
      250,000 Klabin                                                     326,388
       14,600 Petroleo Brasileiro S.A. (ADR)                             426,904
       50,000 Tele Norte Leste
                 Participacoes S.A. (ADR)                                771,500
        5,000 Votorantim Celulose (Sponsored ADR)                        156,750
                                                                   -------------
                                                                       2,910,118
                                                                   -------------
CHINA: 2.5%
    1,270,000 Global Bio-Chem Technology Group                           785,213
                                                                   -------------
CZECH REPUBLIC: 0.9%
        9,000 Komercni Banka AS (GDR)                                    278,820
                                                                   -------------
HONG KONG: 7.2%
    2,740,000 Asia Aluminium Holdings Ltd.                               543,518
      730,000 Chen Hsong Holdings Ltd.                                   573,582
      395,000 Hopewell Holdings Ltd.                                     608,005
    1,200,000 Kin Yat Holdings Ltd.                                      225,671
    4,636,000 Media Partners International
                 Holdings, Inc.+                                         328,434
                                                                   -------------
                                                                       2,279,210
                                                                   -------------
INDIA: 5.2%
       40,000 Bharat Electronics Ltd.                                    535,341
      125,000 Gail India Ltd.                                            715,247
       35,000 State Bank of India                                        414,231
                                                                   -------------
                                                                       1,664,819
                                                                   -------------

INDONESIA: 3.4%
      850,000 Dynaplast Tbk                                              141,288
    5,250,000 Enseval Putera Megatrading Tbk                             230,632
      870,000 PT Telekomunikasi Indonesia                                697,240
                                                                   -------------
                                                                       1,069,160
                                                                   -------------
ISRAEL: 1.4%
        8,000 Teva Pharmaceutical
                 Industries Ltd.                                         453,680
                                                                   -------------
MALAYSIA: 3.7%
    1,570,000 Multi-Purpose Holdings Berhad+                             462,737
      157,000 Multi-Purpose Holdings Berhad
                 Rights (MYR 0.105, expiring 1/19/04)+*                      620
      535,000 Transmile Group Berhad                                     698,316
                                                                   -------------
                                                                       1,161,673
                                                                   -------------
MEXICO: 4.3%
      186,500 Grupo Financiero Banorte S.A. de C.V.                      647,757
       80,000 TV Azteca, S.A. de C.V.
                 (Sponsored ADR)                                         728,000
                                                                   -------------
                                                                       1,375,757
                                                                   -------------

RUSSIA: 0.9%
        3,000 Lukoil (Sponsored ADR)                                $    279,000
                                                                   -------------
SINGAPORE: 3.1%
      800,000 First Engineering Ltd.                                     504,033
    1,000,000 Goodpack Ltd.                                              479,892
                                                                   -------------
                                                                         983,925
                                                                   -------------
SOUTH AFRICA: 8.0%
      520,704 African Bank Investments Ltd.                              734,498
      390,000 Alexander Forbes Ltd.                                      684,747
      110,000 MTN Group Ltd.                                             467,630
      480,000 Sanlam Ltd.                                                631,178
                                                                   -------------
                                                                       2,518,053
                                                                   -------------
SOUTH KOREA: 25.3%
        5,300 Cheil Communications, Inc.                                 769,534
       64,000 Hanjin Shipping                                          1,187,075
       27,300 Hyundai Motor Co. Ltd.                                   1,157,071
       41,500 Kangwon Land Inc.                                          494,587
        5,000 POSCO                                                      684,012
        4,376 Samsung Electronics Co. Ltd.                             1,656,379
       60,000 SFA Engineering Corp.                                      810,743
        3,800 Shinsegae Co. Ltd.                                         924,885
        1,850 SK Telecom Co. Ltd.                                        308,980
                                                                   -------------
                                                                       7,993,266
                                                                   -------------
TAIWAN: 15.7%
      336,219 Advantech Co. Ltd.                                         579,346
        9,414 Eva Airways Corp.                                            3,840
      865,000 King Yuan Electronics+                                     873,918
       83,700 MediaTek, Inc.                                             786,460
      988,640 Mega Financial Holding Co. Ltd.                            594,058
      192,100 Pihsiang Machinery Mfg. Co. Ltd.                           667,682
      750,000 Test-Rite International Co. Ltd.                           466,127
      170,000 TYC Brother Industrial Co. Ltd.                            238,851
      400,900 Wan Hai Lines Ltd.                                         362,522
      390,000 Yang Ming Marine Transport                                 387,128
                                                                   -------------
                                                                       4,959,932
                                                                   -------------
THAILAND: 5.4%
    4,500,000 Asian Property Development
                 Public Co. Ltd.                                         653,038
      400,000 C.P. Seven Eleven Public Co. Ltd.+                         565,335
      700,000 Major Cineplex Group Public Co. Ltd.                       282,668
      175,000 Major Cineplex Group Public Co. Ltd.
                 Warrants (THB 13.00,
                   expiring 1/01/06)+*                                    13,250
      40,000 Quality Houses Public Co. Ltd.
                 Warrants (THB 6.00, expiring 5/20/08)                    10,741
     424,700 Royal Garden Resort Public Co. Ltd.                         186,505
                                                                   -------------
                                                                       1,711,537
                                                                   -------------
TURKEY: 1.6%
  123,200,000 Turkiye Is Bankasi+                                        499,993
                                                                   -------------
                       See Notes to Financial Statements

                             EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2003
                                                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

TOTAL STOCKS AND OTHER INVESTMENTS: 97.8%
(Cost: $23,833,019)                                                 $ 30,924,156
OTHER ASSETS LESS LIABILITIES: 2.2%                                      697,756
                                                                   -------------
NET ASSETS: 100%                                                    $ 31,621,912
                                                                   =============

(a) Unless otherwise indicated, securities owned are shares of common stock.
+   Non-income producing
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

SUMMARY OF                                % OF
INVESTMENTS                                NET
BY INDUSTRY                              ASSETS
------------                             ------
Auto                                      4.40%
Banks                                     6.90%
Biotechnology                             2.50%
Capital Goods                             3.50%
Consumer Products                         1.50%
Diversified Financial                     8.40%
Energy                                    4.50%
Entertainment                             0.90%
Manufacturing                             9.20%
Materials                                 5.00%
Media                                     5.80%
Multi Industries                          1.40%
Pharmaceutical                            2.10%
Pulp and Paper                            1.50%
Real Estate                               6.20%
Retail                                    4.70%
Shipping                                  6.50%
Technology Hardware                      12.30%
Telecomunications                         7.10%
Transportation                            3.40%
Other assets less liabilities             2.20%
                                       --------
                                        100.00%
                                       ========

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2003
NO. OF SHARES SECURITIES (A)                                      VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 6.6%
       80,000 Alumina Ltd.                                          $    395,225
       26,846 BHP Billiton Ltd.                                          246,078
       37,462 BHP Billiton PLC (GBP)                                     326,050
        5,369 BHP Steel Ltd.                                              22,608
      650,000 Cooper Energy NL+                                          129,523
      129,215 Newcrest Mining Ltd.                                     1,258,264
      542,500 Oil Search Ltd.                                            416,092
      247,000 Portman Ltd.                                               267,454
       41,000 Rio Tinto Ltd.                                           1,146,874
      160,500 Santos Ltd.                                                829,126
      942,857 Southern Pacific Petroleum NL*+ (b)                              0
                                                                   -------------
                                                                       5,037,294
                                                                   -------------
BERMUDA: 0.1%
        6,400 Knightsbridge Tankers Ltd.                                  80,320
                                                                   -------------
BRAZIL: 1.2%
       32,000 Petroleo Brasileiro S.A. (ADR)+                            935,680
                                                                   -------------
CANADA: 25.3%
       15,000 Aber Diamond Corp.+                                        544,980
       87,000 Abitibi-Consolidated, Inc.                                 705,570
      123,700 Bema Gold Corp.+                                           460,804
      205,000 Bema Gold Corp. Warrants
                 (USD 2.00, expiring 6/02/04)*+                          446,789
      707,700 Brazilian Resources, Inc.+                                  80,675
        5,720 Brookfield Homes Corp.+                                    147,404
       10,600 Brookfield Properties Corp.                                304,220
       18,000 Brookfield Properties Corp. (USD)                          518,896
       26,000 CHC Helicopter Corp. (Class A)                             663,112
      100,000 Cumberland Resources Ltd.+                                 333,874
       35,000 Domtar, Inc.                                               439,563
      111,600 Domtar, Inc. Warrants
                 (CAD 17.55, expiring 12/23/04)+                       1,393,884
       24,450 Ensign Resources Service Group, Inc.                       389,265
      249,900 Esprit Exploration Ltd.+                                   536,921
       37,000 First Capital Realty, Inc.+                                454,386
       30,000 FNX Mining Co., Inc.+                                      202,179
      243,000 Killam Properties, Inc.+                                   326,780
       39,865 Meridian Gold, Inc.+                                       583,232
      575,000 Miramar Mining Corp.+                                    1,488,716
      603,000 Northern Orion Resources, Inc.+                          1,435,381
      301,500 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)+                           377,487
        7,800 NQL Drilling Tools, Inc. (Class A)+                         19,291
       35,000 PetroKazakhstan, Inc. (Class A)+                           787,850
       31,800 Placer Dome, Inc.                                          569,538
       70,000 SFK Pulp Fund                                              411,160
       11,400 Suncor Energy, Inc.                                        286,344
       22,600 Suncor Energy, Inc. (USD)                                  566,356
        4,600 SunOpta, Inc.+                                              42,458
       37,000 Talisman Energy, Inc.+                                   2,102,357
      127,000 TimberWest Forest Corp.                                  1,246,541
        9,000 Westport Innovations, Inc.+                                 10,434
      455,000 Wheaton River Minerals Ltd.+                             1,360,886
                                                                   -------------
                                                                      19,237,333
                                                                   -------------
CHINA: 0.8%
      295,000 CNOOC Ltd.                                            $    577,575
                                                                   -------------
FINLAND: 1.2%
       67,500 Storo Enso Oyj (R Shares)                                  910,450
                                                                   -------------
FRANCE: 3.2%
       25,700 Total Fina Elf SA (Sponsored ADR)+                       2,377,507
        3,000 Unibail S.A. Warrants
                 (EUR 43.33, expiring 5/11/04)+                           75,423
                                                                   -------------
                                                                       2,452,930
                                                                   -------------
HONG KONG: 0.5%
       44,400 Sun Hung Kai Properties Ltd.                               367,450
                                                                   -------------
RUSSIA: 2.0%
        8,750 JSC MMC Norilsk Nickel (ADR)                               581,875
        7,800 Surgutneftegaz, Inc. Preferred Stock
                 (Sponsored ADR)                                         301,470
       62,149 YUKOS                                                      656,293
                                                                   -------------
                                                                       1,539,638
                                                                   -------------
SOUTH AFRICA: 6.3%
       13,200 Anglo American PLC                                         284,155
       45,000 Gold Fields Ltd.+                                          642,161
       15,300 Impala Platinum Holdings Ltd.                            1,326,011
       58,000 Randgold Resources Ltd. (ADR)+                           1,583,400
       72,500 Sappi Ltd. (ADR)                                           991,075
                                                                   -------------
                                                                       4,826,802
                                                                   -------------
SOUTH KOREA: 2.1%
       46,000 POSCO (ADR)                                              1,562,620
                                                                   -------------
UNITED KINGDOM: 3.0%
       46,500 BP PLC (Sponsored ADR)                                   2,294,775
                                                                   -------------
UNITED STATES: 43.2%
       20,000 Agnico-Eagle Ltd. Warrants                                  56,000
                 (USD 19.00, expiring 11/14/07)+
       90,600 AK Steel Holding Corp.+                                    462,060
       30,900 Alcoa, Inc. (c)                                          1,174,200
       15,000 AMB Property Corp.                                         493,200
       14,200 Anadarko Petroleum Corp.                                   724,342
       16,500 Baker Hughes, Inc.                                         530,640
        7,000 Boston Properties, Inc. (c)                                337,330
       33,700 Bunge Ltd.                                               1,109,404
       16,000 ConocoPhillips                                           1,049,120
       60,000 Crescent Real Estate Equities Co.                        1,027,800
       22,000 Devon Energy Corp.                                       1,259,720
       23,300 Ensco International Corp.                                  633,061
       19,500 Firstenergy Corp.                                          686,400
       18,000 FMC Technologies, Inc.+                                    419,400
       15,000 Forest Oil Corp.+                                          428,550
       71,000 GlobalSantaFe Corp.                                      1,762,930
       88,000 Golden Star Resources Ltd.+                                613,360
       42,000 Golden Star Resources Ltd. Warrants
                 (USD 1.50, expiring 12/11/04)*+                         229,740

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2003
NO. OF SHARES/
PRINCIPAL AMOUNT SECURITIES (A)                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------

UNITED STATES: (CONTINUED)
        116,700 Halliburton Co.                                     $  3,034,200
        105,000 Hecla Mining Co.+                                        870,450
         34,500 Inco Ltd.+                                             1,373,790
         73,400 La Quinta Corp.+                                         470,494
         59,500 McDermott International, Inc.+                           711,025
         16,500 Murphy Oil Corp. (c)                                   1,077,615
         45,200 Noble Corp.+ (c)                                       1,617,256
         46,600 Occidental Petroleum Corp.                             1,968,384
         94,000 Parker Drilling Co.+                                     239,700
         24,000 Pioneer Natural Resources, Inc.+                         766,320
         44,000 Pope & Talbot, Inc.                                      774,840
         23,000 Remington Oil & Gas Corp.+                               452,870
         46,500 Rowan Companies, Inc.+                                 1,077,405
         29,000 Smith International, Inc.+                             1,204,080
         10,000 Starwood Hotels & Resorts
                   Worldwide, Inc.                                       359,700
         13,000 United States Steel Corp.                                455,260
          9,000 Valero Energy Corp.                                      417,060
         22,000 Weatherford International Ltd.+                          792,000
         16,600 Westport Resources Corp.+                                495,676
         21,600 Weyerhaeuser Co.                                       1,382,400
         20,000 Worthington Industries, Inc.                             360,600
                                                                   -------------
                                                                      32,898,382
                                                                   -------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.5%
(Cost: $53,026,375)                                                   72,721,249
                                                                   -------------
CORPORATE NOTE
AUSTRALIA: 0.1%
        100,000 Cooper Energy NL Convertible
                   Note 10.00%, 9/30/06*
                   (Cost: $65,460)                                        75,195
                                                                   -------------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
        942,857 Southern Pacific Petroleum NL
                   (Call Option-Strike AUD 0.55,
                   expiring 11/19/04)*+ (b)                                   --
                                                                   -------------
TOTAL OPTIONS PURCHASED: 0.0%
(Premium paid: $0)                                                            --
                                                                   -------------
SHORT-TERM OBLIGATION: 10.4%
                                              Interest  Maturity
                                                Rate      Date
-------------------------------------------------------------------
$7,939,000 Repurchase Agreement
           (Note 10): Purchased on
           12/31/03; maturity value
           $7,939,000 (with State Street
           Bank & Trust Co., collateralized
           by $8,130,000 Federal Home Loan
           Bank 1.40% due 6/17/05 with a
           value of $8,164,603)
           (Cost: $7,939,000)                    0.75%    1/2/04       7,939,000
                                                                   -------------
TOTAL INVESTMENTS: 106.0%
(Cost: $61,030,835)                                                   80,735,444
                                                                   -------------


NOTIONAL AMOUNT SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------

OPTIONS SOLD:
UNITED STATES: 0.0%

        (16,000) Noble Corp.
                    (Call Option-Strike
                     USD 37.50, expiring 1/17/04)+                  $    (4,000)
                                                                    ------------

TOTAL OPTIONS SOLD: 0.0%
(Premiums received: $15,601)                                             (4,000)
                                                                    ------------
OTHER ASSETS LESS LIABILITIES: (6.0%)                                (4,579,551)
                                                                    ------------
Net Assets: 100%                                                     $76,151,893
                                                                    ============

(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Restricted security (Note 9)
(c)  Securities segregated for futures contracts and option written.
+    Non-income producing
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                % OF
INVESTMENTS                                NET
BY INDUSTRY                              ASSETS
-----------                              -------
Agriculture                               1.50%
Energy                                   44.20%
Industrial Metals                        15.10%
Paper & Forest Products                  10.90%
Precious Metals                          15.70%
Real Estate                               6.40%
Utilities                                 1.80%
Short-Term Obligation                    10.40%
Other assets less liabilities            -6.00%
                                       ---------
                                        100.00%
                                       =========

                       See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2003
NO. OF SHARES SECURITIES (A)                                      VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 8.5%
    1,825,000 Adamus Resources Ltd.+                                $  1,701,663
      360,000 Kingsgate Consolidated Ltd.                              1,039,496
    6,533,788 Lihir Gold Ltd.                                          7,123,969
    1,309,685 Newcrest Mining Ltd.                                    12,753,388
    2,300,000 Oxiana Resources NL+                                     1,815,959
    1,666,666 Red Back Mining NL+                                        927,405
      422,000 Sino Gold Ltd.+                                            920,236
                                                                   -------------
                                                                      26,282,116
                                                                   -------------
CANADA: 48.6%
      230,800 Agnico-Eagle Mines Ltd.                                  2,785,756
    1,310,000 Apollo Gold Corp.+                                       2,996,831
      187,500 Apollo Gold Corp. Warrants
                 ($1.60, expiring 7/03/05)+*                             128,217
      650,000 Aurelian Resources, Inc.+                                1,145,374
      650,000 Aurelian Resources, Inc. Warrants
                 (CAD 0.60 year 1, CAD 0.75 year 2,
                  CAD 0.85 year 3, CAD 1.00 year 4,
                  expiring 4/09/07)+*                                    843,960
    3,550,000 Aurizon Mines Ltd.+                                      5,404,977
    1,000,000 AXMIN, Inc.+                                               966,072
      500,000 Bema Gold Corp. Warrants
                 (CAD 1.90, expiring 10/27/07)+                       1,263,622
    1,078,600 Central Fund of Canada Ltd.
                 (Class A)                                             5,662,650
    1,800,000 Claude Resources, Inc.+                                  3,004,869
    1,400,000 Cumberland Resources Ltd.+                               4,674,241
    2,000,000 Eldorado Gold Corp.+                                     6,260,144
      245,000 DRC Resources Corp+                                      1,524,268
      150,000 Gabriel Resources Ltd.+                                    568,050
      295,000 Gammon Lake Resources Inc.+                              1,436,355
      298,800 Goldcorp, Inc. (Class A)                                 4,765,860
      340,000 Golden Star Resources Ltd.+                              2,380,709
      484,000 Golden Star Resources L                                  3,373,480
      275,000 Golden Star Resources Ltd. Warrants
                 (CAD 2.28, expiring 7/23/04)+                         1,492,001
       83,500 Golden Star Resources Ltd. Warrants
                 ($1.50, expiring 12/11/04)+*                            456,745
      750,000 Great Basin Gold Ltd.+                                   1,970,786
    1,488,200 IAMGOLD Corp.                                           10,374,499
      450,000 Ivanhoe Mines Ltd.+                                      3,582,193
       25,005 Kinross Gold Corp.+                                        199,437
      929,490 Kinross Gold Corp.+ (USD)                                7,426,625
      750,660 Meridian Gold, Inc.+                                    10,982,297
      700,000 Minefinders Corp. Ltd.+                                  5,734,601
    2,497,300 Miramar Mining Corp.+                                    6,465,689
      360,000 Nevsun Resources Ltd.+                                   1,869,696
    1,072,000 Northern Orion Resources, Inc.+                          2,551,789
      536,000 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)+                           671,087
    1,670,000 Northgate Exploration Ltd.+                              3,446,093
      166,666 Northgate Exploration Ltd. Warrants
                 (CAD 3.00, expiring 12/28/06)+                           99,827
    3,000,000 Orezone Resources, Inc.+                                 2,944,586
      236,759 Pan American Silver Corp.+                               3,377,828
      118,380 Pan American Silver Corp. Warrants
                 (CAD 12.00, expiring 2/20/08)+                          849,035
      659,875 Placer Dome, Inc.                                       11,818,361

NO. OF SHARES/
PRINCIPAL AMOUNT SECURITIES (A)                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------

CANADA: (CONTINUED)
       400,000 River Gold Mines Ltd.+                               $  1,267,486
       685,000 Virginia Gold Mines Ltd                                   762,346
     5,850,000 Wheaton River Minerals Ltd.+                           17,497,102
     1,750,000 Wheaton River Minerals Ltd. Warrants
                  (CAD 1.65, expiring 5/30/07)+                        3,110,750
       475,000 Wolfden Resources Inc.+                                 2,081,498
                                                                   -------------
                                                                     150,217,792
                                                                   -------------
GHANA: 3.1%
       730,000 Ashanti Goldfield Co Ltd.+                              9,519,200
                                                                   -------------
NORWAY: 1.3%
     5,310,810 Kenor ASA+                                              3,961,391
                                                                   -------------
SOUTH AFRICA: 18.7%
       142,449 AngloGold Ltd. (Sponsored ADR)                          6,652,368
     6,295,855 Avgold Ltd.+                                           10,160,295
       829,162 Gold Fields Ltd. (Sponsored ADR)                       11,558,518
       660,368 Harmony Gold Mining Co. Ltd.
                  (Sponsored ADR)                                     10,717,773
        46,000 Impala Platinum Holdings Ltd.
                  (Sponsored ADR)                                      1,998,502
       620,000 Randgold Resources Ltd. (ADR)                          16,926,000
                                                                   -------------
                                                                      58,013,456
                                                                   -------------
SWEDEN: 0.2%
       650,000 Riddarhyttan Resources AB+                                595,122
                                                                   -------------
UNITED STATES: 11.3%
      1,275,300 Glamis Gold Ltd.+                                     21,833,136
        912,400 Hecla Mining Co.+                                      7,563,796
        100,000 Metallica Resources, Inc.+                               174,000
      1,610,000 Metallica Resources, Inc.+ (CAD)                       2,749,903
        255,000 Metallica Resources, Inc. Warrants
                   (CAD 3.10, expiring 12/11/08)+*                             0
        475,000 Metallica Resources, Inc. Warrants
                   (CAD 2.00, expiring 3/15/05)+*                         77,093
        119,100 Royal Gold, Inc.                                       2,492,766
                                                                   -------------
                                                                      34,890,694
                                                                   -------------
TOTAL STOCK AND OTHER INVESTMENTS: 91.7%
(Cost: $110,704,698)                                                 283,479,771
                                                                   -------------
CORPORATE NOTE
SOUTH AFRICA: 1.0%
      3,000,000 Durban Roodeport Deep Ltd.
                   6.00% 11/12/06 Senior
                   Convertible Note
                   (Cost: $3,000,000)                                  3,225,000
                                                                   -------------

                       See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2003

PRINCIPAL                                    MATURITY  INTEREST
AMOUNT                                         DATE      RATE     VALUE (NOTE 1)
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 7.3%
       $22,545,000 Repurchase Agreement
                      Purchased on
                      12/31/03; maturity
                      value $22,545,000
                      (with State Street
                      Bank & Trust Co.,
                      collateralized by
                      $22,680,000
                      Federal Home Loan
                      Bank 2.375% due
                      10/1/04 with a value
                      of $23,049,416)
                      (Cost: $22,545,000)      1/2/04    0.75%      $ 22,545,000
                                                                   -------------
TOTAL INVESTMENTS: 100.0%
(Cost: $136,249,698)                                                 309,249,771
OTHER ASSETS LESS LIABILITIES: 0.0%                                      148,803
                                                                   -------------
NET ASSETS: 100%                                                    $309,398,574
                                                                   =============
----------------------
(a)  Unless otherwise indicated,  securities owned are shares of common stock.
+    Non-income producing
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt


Summary of                                % of
Investments                               Net
by Industry                              Assets
-------------                          ---------
Platinum                                  0.70%
Precious Metals                          92.00%
Short-Term Obligation                     7.30%
                                       ---------
                                        100.00%
                                       =========

                       See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2003

                                ANNUALIZED YIELD
                                   AT TIME OF
PRINCIPAL                          PURCHASE OR          MATURITY        VALUE
AMOUNT                             COUPON RATE            DATE         (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS: 82.0%
$ 4,000,000                           0.73%             1/15/04     $ 3,998,946
 10,000,000                           0.82%             3/11/04       9,984,283
                                                                    -----------
TOTAL U.S. TREASURY BILLS: 82.0%
(Amortized Cost: $13,983,229)                                        13,983,229
                                                                    -----------

PRINCIPAL                                   INTEREST    MATURITY
AMOUNT                                        RATE        DATE
SHORT-TERM OBLIGATION: 22.3%
$3,810,000  Repurchase Agreement
              (Note 10): Purchased on
              12/31/03; maturity value
              $3,810,000 (with State
              Street Bank and Trust
              Co., collateralized by
              $3,850,000 U.S.
              Treasury Note 1.875%
              due 9/30/04 with a
              value of $3,907,092)
              (Cost: $3,810,000)               0.75%      1/2/04      3,810,000
                                                                    -----------
TOTAL INVESTMENTS: 104.3%
(Cost: $17,793,229)                                                  17,793,229
OTHER ASSETS LESS LIABILITIES: (4.3)%                                  (740,043)
                                                                    ------------
Net Assets: 100%                                                     $17,053,186
                                                                    ============
                       See Notes to Financial Statements

                     [This page intentionally left blank.]

VAN ECK FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                                                      EMERGING          GLOBAL HARD
                                                                                                    MARKETS FUND        ASSETS FUND
                                                                                                    ------------        -----------
ASSETS:
Investments at cost ........................................................................         $23,833,019        $61,030,835
                                                                                                     ===========        ===========
Investments at value (including $7,939,000, $22,545,000 and
    repurchase agreements of $0, $3,810,000) (Note 1) ......................................         $30,924,156        $80,735,444
Cash .......................................................................................              15,134          1,055,280
Foreign currency (Cost: $1,497,498,  $376, $0 and $0 .......................................           1,496,023                374
Cash--initial margin for swap (Note 11) ....................................................                --               38,990
Cash--initial margin for futures contracts (Note 1) ........................................                --               63,278
Receivables:
    Securities sold ........................................................................                --                 --
    Due from Adviser .......................................................................               8,721               --
    Dividends and interest .................................................................              60,284            117,113
    Capital shares sold ....................................................................               1,808            809,990
    Due from broker--swap (Note 11) ........................................................                --              276,058
    Due from broker--variation margin (Note 1) .............................................                --               10,089
    Prepaid expense ........................................................................               5,498              1,082
Other assets ...............................................................................                --               14,270
                                                                                                     -----------        -----------
          Total assets .....................................................................          32,511,624         83,121,968
                                                                                                     -----------        -----------
LIABILITIES:
Payables:
    Bank line of credit (Note 13) ..........................................................             532,155                 --
    Securities purchased ...................................................................             175,425          6,627,844
    Dividends payable ......................................................................                  --                 --
    Capital shares redeemed ................................................................              89,377            150,541
    Accounts payable .......................................................................              71,326             84,717
    Due to Trustees (Note 8) ...............................................................               1,623              8,980
    Due to Distributor (Note 5) ............................................................              19,004             28,038
    Due to Adviser (Note 2) ................................................................                  --             65,955
Unrealized depreciation on forward foreign currency contracts (Note 7)                                       802                 --
Options written (Premiums received $0, $15,601, $0 and $0) (Note 1) ........................                  --              4,000
                                                                                                     -----------        -----------
     Total liabilities .....................................................................             889,712          6,970,075
                                                                                                     -----------        -----------
Net Assets .................................................................................         $31,621,912        $76,151,893
                                                                                                     ===========        ===========
CLASS A SHARES+:
Net assets .................................................................................         $28,956,418        $64,661,449
                                                                                                     ===========        ===========
Shares outstanding .........................................................................           3,408,746          3,554,902
                                                                                                     ===========        ===========
Net asset value and redemption price per share .............................................               $8.49             $18.19
                                                                                                     ===========        ===========
Maximum offering price per share ...........................................................               $9.01             $19.30
                                                                                                     ===========        ===========
CLASS C SHARES:
Net assets .................................................................................         $ 2,665,494        $11,490,444
                                                                                                     ===========        ===========
Shares outstanding .........................................................................             313,742            650,509
                                                                                                     ===========        ===========
Net asset value, maximum offering and redemption price per share
    (Redemption may be subject to a contingent deferred sales charge within
    the first year of ownership) ...........................................................               $8.50             $17.66
                                                                                                     ===========        ===========
Net assets consist of:
    Aggregate paid in capital ..............................................................         $30,643,295        $95,458,464
    Unrealized appreciation of investments, swaps, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
    foreign currencies .....................................................................           7,080,888         20,066,563
    Overdistributed/underdistributed net investment loss ...................................             (62,996)           (27,122)
    Accumulated realized loss ..............................................................          (6,039,275)       (39,346,012)
                                                                                                     -----------        -----------
Net Assets .................................................................................         $31,621,912        $76,151,893
                                                                                                     ===========        ===========

---------------
+ The U.S. Government Money Fund does not have a designated class of shares.




                       See Notes to Financial Statements

                                                                                         INTERNATIONAL INVESTORS   U.S. GOVERNMENT
                                                                                                GOLD FUND             MONEY FUND
                                                                                                ---------             ----------
ASSETS:
Investments at cost ......................................................................    $136,249,698            $17,793,229
                                                                                              ============            ===========
Investments at value (including $7,939,000, $22,545,000 and
    repurchase agreements of $0, $3,810,000) (Note 1) ....................................    $309,249,771            $17,793,229
Cash .....................................................................................             127                  3,619
Foreign currency (Cost: $1,497,498,  $376, $0 and $0 .....................................              --                     --
Cash--initial margin for swap (Note 11) ..................................................              --                     --
Cash--initial margin for futures contracts (Note 1) ......................................              --                     --
Receivables:
    Securities sold ......................................................................       1,436,323                     --
    Due from Adviser .....................................................................              --                 43,182
    Dividends and interest ...............................................................          87,650                    159
    Capital shares sold ..................................................................         494,036                 12,676
    Due from broker--swap (Note 11) ......................................................              --                     --
    Due from broker--variation margin (Note 1) ...........................................              --                     --
    Prepaid expense ......................................................................          14,812                  2,138
Other assets .............................................................................              --                     --
                                                                                              ------------            -----------
          Total assets ...................................................................     311,282,719             17,855,003
                                                                                              ------------            -----------
LIABILITIES:
Payables:
    Bank line of credit (Note 13) ........................................................              --                     --
    Securities purchased .................................................................              --                     --
    Dividends payable ....................................................................              --                    811
    Capital shares redeemed ..............................................................       1,370,062                730,124
    Accounts payable .....................................................................         164,372                 42,314
    Due to Trustees (Note 8) .............................................................          11,203                  1,018
    Due to Distributor (Note 5) ..........................................................          67,758                 12,352
    Due to Adviser (Note 2) ..............................................................         270,750                 15,198
Unrealized depreciation on forward foreign currency contracts (Note 7)                                  --                     --
Options written (Premiums received $0, $15,601, $0 and $0) (Note 1) ......................    ------------            -----------
                                                                                                 1,884,145                801,817
     Total liabilities ...................................................................    ------------            -----------

Net Assets ...............................................................................    $309,398,574            $17,053,186
                                                                                              ============            ===========
CLASS A SHARES+:
Net assets ...............................................................................    $305,863,346            $17,053,186
                                                                                              ============            ===========
Shares outstanding .......................................................................      26,281,365             17,123,467
                                                                                              ============            ===========
Net asset value and redemption price per share ...........................................          $11.64                  $1.00
                                                                                              ============            ===========
Maximum offering price per share .........................................................          $12.35                     --
                                                                                              ============            ===========
CLASS C SHARES:
Net assets ...............................................................................    $  3,535,229                     --
                                                                                              ============            ===========
Shares outstanding .......................................................................         304,506                     --
                                                                                              ============            ===========
Net asset value, maximum offering and redemption price per share
    (Redemption may be subject to a contingent deferred sales charge within
    the first year of ownership) .........................................................          $11.61                     --
                                                                                              ============            ===========
Net assets consist of:
    Aggregate paid in capital ............................................................    $142,038,038            $17,159,470
    Unrealized appreciation of investments, swaps, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
    foreign currencies ...................................................................     173,039,702                     --
    Overdistributed/underdistributed net investment loss .................................        (130,435)               (32,439)
    Accumulated realized loss ............................................................      (5,548,731)               (73,845)
                                                                                              ------------            -----------
Net Assets ...............................................................................    $309,398,574            $17,053,186
                                                                                              ============            ===========

                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003


                                                                                                      EMERGING          GLOBAL HARD
                                                                                                     MARKETS FUND       ASSETS FUND
                                                                                                     ------------       -----------
INCOME:
Dividends ..................................................................................         $   410,522        $   876,177
Interest ...................................................................................               1,374             67,402
Foreign taxes withheld .....................................................................             (28,226)           (44,517)
                                                                                                     -----------        -----------
Total income ...............................................................................             383,670            899,062
                                                                                                     -----------        -----------
EXPENSES:
Management (Note 2) ........................................................................             105,761            512,736
Distribution Class A (Note 5) ..............................................................              68,369            226,588
Distribution Class B (Note 5) ..............................................................                --               24,453
Distribution Class C (Note 5) ..............................................................               4,088             35,106
Administration (Note 2) ....................................................................              50,455             56,558
Reports to shareholders ....................................................................              39,430             48,455
Trustees' fees and expenses (Note 8) .......................................................               3,266             12,516
Transfer agent (Class A) ...................................................................              62,558            207,500
Transfer agent (Class B) ...................................................................                --               27,320
Transfer agent (Class C) ...................................................................                --               32,200
Custodian ..................................................................................              24,124             17,191
Registration ...............................................................................               8,038             40,293
Professional ...............................................................................              57,706             50,399
Insurance ..................................................................................                --                 --
Interest expense (Note 14) .................................................................                 981                748
Other ......................................................................................               8,132             19,035
                                                                                                     -----------        -----------
Total expenses .............................................................................             432,908          1,311,098
Expense reduction (Note 2) .................................................................            (147,852)              --
                                                                                                     -----------        -----------
Net expenses ...............................................................................             285,056          1,311,098
                                                                                                     -----------        -----------
Net investment income (loss) ...............................................................              98,614           (412,036)
                                                                                                     -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from investments (net of foreign taxes of  $50,916, $0, $0, and $0) ...           3,704,997          1,826,884

Realized gain (loss) from forward foreign currency contracts and foreign currency transactionS           (60,364)            33,544
Realized loss from swaps ...................................................................                --              170,333
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign
   currency contracts and other assets and liabilities denominated in foreign currencies ...              12,823              4,980
Change in unrealized appreciation (depreciation) of investments and swaps
    (Funds are shown net of foreign taxes of $13,870, $0, $0, and $0) ......................           7,376,303         18,221,378
                                                                                                     -----------        -----------
Net gain (loss) on investments and foreign currency transactions............................          11,033,759         20,257,119
                                                                                                     -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................         $11,132,373        $19,845,083
                                                                                                     ===========        ===========

                       See Notes to Financial Statements

                                                                                                    INTERNATIONAL           U.S.
                                                                                                      INVESTORS          GOVERNMENT
                                                                                                      GOLD FUND          MONEY FUND
                                                                                                     -----------        -----------
INCOME:
Dividends ..................................................................................         $  1,641,742         $     --
Interest ...................................................................................              384,301          332,050
Foreign taxes withheld .....................................................................              (49,233)              --
                                                                                                     ------------         --------
Total income ...............................................................................            1,976,810          332,050
                                                                                                     ------------         --------
EXPENSES:
Management (Note 2) ........................................................................            1,803,089          160,936
Distribution Class A (Note 5) ..............................................................              599,985           80,468
Distribution Class B (Note 5) ..............................................................                   --               --
Distribution Class C (Note 5) ..............................................................                4,178               --
Administration (Note 2) ....................................................................              782,268           69,507
Reports to shareholders ....................................................................              175,289           36,383
Trustees' fees and expenses (Note 8) .......................................................               68,664            8,825
Transfer agent (Class A) ...................................................................              756,328           66,600
Transfer agent (Class B) ...................................................................                   --               --
Transfer agent (Class C) ...................................................................                   --               --
Custodian ..................................................................................               47,870            4,142
Registration ...............................................................................               59,000           18,044
Professional ...............................................................................              103,085           49,805
Insurance ..................................................................................               20,757               --
Interest expense (Note 14) .................................................................               36,500                7
Other ......................................................................................               33,388            9,255
                                                                                                     ------------         --------
Total expenses .............................................................................            4,490,401          503,972
Expense reduction (Note 2) .................................................................                   --         (195,057)
                                                                                                     ------------         --------
Net expenses ...............................................................................            4,490,401          308,915
                                                                                                     ------------         --------
Net investment income (loss) ...............................................................           (2,513,591)          23,135
                                                                                                     ------------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from investments (net of foreign taxes of  $50,916, $0, $0, and $0) ...           17,787,944           (2,128)

Realized gain (loss) from forward foreign currency contracts and foreign currency transactions           (224,522)              --
Realized loss from swaps ...................................................................                   --               --
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign
   currency contracts and other assets and liabilities denominated in foreign currencies ...               39,779               --
Change in unrealized appreciation (depreciation) of investments and swaps
    (Funds are shown net of foreign taxes of $13,870, $0, $0, and $0) ......................           84,204,578               --
                                                                                                     ------------         --------
Net gain (loss) on investments and foreign currency transactions............................          101,807,779           (2,128)
                                                                                                     ------------         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................         $ 99,294,188         $ 21,007
                                                                                                     ============         ========

                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Emerging Markets              Global Hard Assets
                                                                                    Fund                           Fund
                                                                        ---------------------------    ---------------------------
                                                                         Year Ended      Year Ended     Year Ended      Year Ended
                                                                        December 31,    December 31,   December 31,    December 31,
                                                                            2003            2002           2003            2002
                                                                        -----------     -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss) ..................................     $    98,614     $   (45,048)   $   (412,036)   $   (192,475)
    Realized gain (loss) from investments .........................       3,704,997      (2,978,260)      1,826,884       3,249,938
    Realized gain (loss) from forward foreign currency contracts
      and foreign currency transactions ...........................         (60,364)          8,098          33,544         (32,724)
    Realized gain (loss) from swaps ...............................            --              --           170,333         (70,000)
    Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other
        44,171,258 and liabilities denominated in foreign
        currencies ................................................          12,823         (72,016)          4,980          (7,465)
    Change in unrealized appreciation (depreciation) of investments
       and swaps ..................................................       7,376,303        (490,486)     18,221,378          62,687
                                                                        -----------     -----------    ------------    ------------
Increase (decrease) in net assets resulting from operations .......      11,132,373      (3,577,712)     19,845,083       3,009,961
                                                                        -----------     -----------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income+:
       Class A Shares .............................................            --              --              --              --
       Class B Shares .............................................            --              --              --              --
       Class C Shares .............................................            --              --              --              --
    Realized gain:
       Class A Shares .............................................            --              --              --              --
       Class B Shares .............................................            --              --              --              --
       Class C Shares .............................................            --              --              --              --
                                                                        -----------     -----------    ------------    ------------
    Total dividends and distributions .............................            --              --              --              --
                                                                        -----------     -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6): Net proceeds from sales of shares+:
       Class A Shares .............................................         280,273       2,496,514     179,375,633     111,030,410
       Shares issued in connection with the merger involving
           Asia Dynasty Class A (Note 14) .........................      12,377,530            --              --              --
       Class B Shares .............................................            --            10,184         301,630         818,291
       Shares converted from Class B to Class C (Note 6) - Global Hard         --              --         3,293,328            --
       Class C Shares* ............................................          90,235            --         5,240,169         856,093
       Shares issued in connection with the merger involving
           Asia Dynasty Class C (Note 14) .........................       2,403,885            --              --              --
                                                                        -----------     -----------    ------------    ------------
                                                                         15,151,923       2,506,698     188,210,760     112,704,794
                                                                        -----------     -----------    ------------    ------------
Reinvestment of dividends+:
   Class A Shares .................................................            --              --              --              --
   Class B Shares .................................................            --              --              --              --
   Class C Shares .................................................            --              --              --              --
                                                                        -----------     -----------    ------------    ------------
                                                                               --              --              --              --
                                                                        -----------     -----------    ------------    ------------
Cost of shares reacquired+:
   Class A Shares .................................................      (4,172,590)     (2,835,030)   (171,346,247)   (123,984,676)
   Class B Shares .................................................            --        (1,958,489)     (3,858,750)       (746,067)
   Class C Shares .................................................         (67,364)           --          (870,211)       (791,364)
                                                                        -----------     -----------    ------------    ------------
                                                                         (4,239,954)     (4,793,519)   (176,075,208)   (125,522,107)
                                                                        -----------     -----------    ------------    ------------
Increase (decrease) in net assets resulting from capital
   share transactions .............................................      10,911,969      (2,286,821)     12,135,552     (12,817,313)
Capital Contribution from Advisor (Note 2) ........................            --              --              --              --
Total increase (decrease) in net assets ...........................      22,044,342      (5,864,533)     31,980,635      (9,807,352)
                                                                        -----------     -----------    ------------    ------------
NET ASSETS:
    Beginning of year .............................................       9,577,570      15,442,103      44,171,258      53,978,610
                                                                        -----------     -----------     ------------    ------------
    End of year ...................................................     $31,621,912     $ 9,577,570    $ 76,151,893    $ 44,171,258
                                                                        ===========     ===========    ============    ============
    Undistributed/overdistributed net investment income (loss)
                                                                        $   (62,996)    $   (36,269)   $    (27,122)   $    (85,537)
                                                                        ===========     ===========    ============    ============

---------------
+ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.
* For Emerging Markets Fund and International Investors Gold Fund, Class C shares began October 3, 2003.


                       See Notes to Financial Statements

                                                                        International Investors Gold      U.S. Government Money
                                                                                    Fund                           Fund
                                                                        ---------------------------    ---------------------------
                                                                         Year Ended      Year Ended     Year Ended      Year Ended
                                                                        December 31,    December 31,   December 31,    December 31,
                                                                            2003            2002           2003            2002
                                                                        -----------     -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss) ..................................     $(2,513,591)    $  (258,683)  $     23,135      $   184,666
    Realized gain (loss) from investments .........................      17,787,944      30,378,490         (2,128)          (1,210)
    Realized gain (loss) from forward foreign currency contracts
      and foreign currency transactions ...........................        (224,522)         27,440          --                --
    Realized gain (loss) from swaps ...............................            --              --            --                --
    Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other
        44,171,258 and liabilities denominated in foreign
        currencies ................................................          39,779          (2,489)         --                --
    Change in unrealized appreciation (depreciation) of investments
       and swaps ..................................................      84,204,578      83,493,691          --                --
                                                                        -----------   -------------   ------------    --------------
Increase (decrease) in net assets resulting from operations .......      99,294,188     113,638,449         21,007          183,456
                                                                        -----------   -------------   ------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income+:
       Class A Shares .............................................            --              --          (28,125)        (212,116)
       Class B Shares .............................................            --              --            --                --
       Class C Shares .............................................            --              --            --                --
    Realized gain:
       Class A Shares .............................................      (5,961,389)    (39,278,397)         --                --
       Class B Shares .............................................            --              --            --                --
       Class C Shares .............................................            --              --            --                --
                                                                        -----------  --------------   ------------   ---------------
    Total dividends and distributions .............................      (5,961,389)    (39,278,397)       (28,125)        (212,116)
                                                                        -----------  --------------   ------------   ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sales of shares+:
       Class A Shares .............................................     846,301,085   1,963,773,861    952,357,199    2,085,538,597
       Shares issued in connection with the merger involving
           Asia Dynasty Class A (Note 14) .........................            --              --            --                --
       Class B Shares .............................................            --              --            --                --
       Shares converted from Class B to Class C (Note 6) - Global Hard         --              --            --                --
       Class C Shares* ............................................       3,357,938            --            --                --
       Shares issued in connection with the merger involving
           Asia Dynasty Class C (Note 14) .........................            --              --            --                --
                                                                        -----------  --------------   ------------   ---------------
                                                                        849,659,023   1,963,773,861    952,357,199    2,085,538,597
                                                                       ------------  --------------   ------------   ---------------

Reinvestment of dividends+:
   Class A Shares .................................................       4,450,316      29,803,403         20,116          106,547
   Class B Shares .................................................            --              --            --                --
   Class C Shares .................................................            --              --            --                --
                                                                       ------------  --------------   ------------   ---------------
                                                                          4,450,316      29,803,403         20,116          106,547
                                                                       ------------  --------------   ------------   ---------------
Cost of shares reacquired+:
   Class A Shares .................................................    (842,499,427) (1,985,237,044)  (982,848,075)  (2,084,174,651)
   Class B Shares .................................................            --              --            --                --
   Class C Shares .................................................         (11,908)           --            --                --
                                                                       ------------  --------------   ------------   ---------------
                                                                       (842,511,335) (1,985,237,044)  (982,848,075   (2,084,174,651)
                                                                       ------------  --------------   ------------   ---------------
Increase (decrease) in net assets resulting from capital
   share transactions .............................................      11,598,004       8,340,220    (30,470,760)       1,470,493
Capital Contribution from Advisor (Note 2) ........................            --              --           20,000             --
Total increase (decrease) in net assets ...........................    ------------  --------------   ------------   ---------------
                                                                        104,930,803      82,700,272    (30,457,878)       1,441,833
NET ASSETS:
    Beginning of year .............................................     204,467,771     121,767,499     47,511,064       46,069,231
                                                                       ------------  --------------   ------------   ---------------
    End of year ...................................................    $309,398,574  $  204,467,771   $ 17,053,186   $   47,511,064
                                                                       ============  ==============   ============   ==============
    Undistributed/overdistributed net investment income (loss).....        (130,435)        (88,832)       (32,439)         (27,450)
                                                                       ============  ==============   ============   ==============



                       See Notes to Financial Statements

EMERGING MARKETS FUND
Financial Highlights
For a share outstanding throughout each period:

                                                                                                                         CLASS C
                                                                            CLASS A                                  ---------------
                                                                                                                      FOR THE PERIOD
                                            ---------------------------------------------------------------------       OCTOBER 3
                                                                   YEAR ENDED DECEMBER 31,                           2003(a) THROUGH
                                            ---------------------------------------------------------------------      DECEMBER 31,
                                              2003           2002            2001            2000           1999          2003
                                             ------         ------          ------          ------         ------    ---------------
Net Asset Value, Beginning of Period...      $ 4.85         $ 6.47          $ 8.98          $13.49         $10.78         $ 7.44
                                             ------         ------          ------          ------         ------         ------
Income from Investment Operatons:
   Net Investment Income (Loss)........        0.05          (0.02)          (0.09)          (0.16)         (0.06)          0.01
   Net Gain (Loss) on Investments
      (both Realized and Unrealized)...        3.59          (1.60)          (2.37)          (2.73)          3.59           1.05
                                             ------         ------          ------          ------         ------         ------
Total from Investment Operations ......        3.64          (1.62)          (2.46)          (2.89)          3.53           1.06
                                             ------         ------          ------          ------         ------         ------
Less Dividends and Distributions:
   Dividends from Net Investment Income          --             --              --(e)           --(e)          --             --
   Distribution from Capital Gains ....          --             --           (0.05)          (1.62)         (0.82)            --
                                             ------         ------          ------          ------         ------         ------
Total Dividends and Distributions .....          --             --           (0.05)          (1.62)         (0.82)            --
                                             ------         ------          ------          ------         ------         ------
Net Asset Value, End of Period ........      $ 8.49         $ 4.85          $ 6.47          $ 8.98         $13.49         $ 8.50
                                             ======         ======          ======          ======         ======         ======
Total Return (a) ......................       75.05%        (25.04)%        (27.32)%        (21.88)%        32.83%         14.25%

--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000) .......     $28,956         $9,578         $13,032         $23,990        $33,070         $2,665
Ratio of Gross Expenses to
   Average Net Assets .................        3.08%          2.91%           2.45%           2.15%          2.20%          2.76%(f)
Ratio of Net Expenses
   to Average Net Assets (b) ..........       2. 00%(c)      2.00%(c)         2.00%(c)      2. 00%(c)        2.00%          2.50%(f)
Ratio of Net Investment Income
   (Loss) to Average Net Assets (d) ...        0.71%         (0.30)%         (0.95)%         (1.35)%        (0.48)%         0.67%(f)
Portfolio Turnover Rate ...............         128%           120%             56%             98%            86%           128%

---------------
(a) Total return is calculated assuming an initial investment of $ 10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c)  Net of interest expense.
(d) For the years ended 2003, 2002, 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the years, for Class A are 1.05%, 0.90%, 0.42%, 0.12% and 0.20% and the period October 3, 2003 through
     December 31, 2003 for Class C is 0.25%, respectively.
(e)  Amount  represents less than $0.005 per share.
(f)  Annualized.
*    Inception date of Class C shares.


                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:


                                                                                   CLASS A
                                                     -------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      2003           2002            2001              2000             1999
                                                      -----         ------          ------            ------            ------
Net Asset Value, Beginning of Year ................  $12.77         $11.96          $13.08            $12.01            $10.34
Income from Investment Operations:
    Net Invest Income (Loss) ......................   (0.08)         (0.05)          (0.03)             0.08              0.07
    Net Gain (Loss) on   Investments
       (both Realizand and Unrealized .............    5.50           0.86           (1.09)             0.99              1.65
                                                     ------         ------          ------            ------            ------
                      Operations ..................    5.42           0.81           (1.12)             1.07              1.72
                                                     ------         ------          ------            ------            ------
Less Dividends and Distributions:
   Dividends from Investment Income ...............      --             --              --                --             (0.01)
   Tax Return of Capital ..........................      --             --              --                --             (0.04)
                                                     ------         ------          ------            ------            ------
Total Dividends and Distributions .................      --             --              --                --             (0.05)
                                                     ------         ------          ------            ------            ------
Net Asset Value, End of Year ......................  $18.19         $12.77          $11.96            $13.08            $12.01
                                                     ======         ======          ======            ======            ======
Total Return (a) ..................................   42.44%          6.77%          (8.56)%            8.91%            16.64%

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Asset End of Year (000) ....................... $64,661        $39,106         $49,244           $13,581           $17,757
Ratio of Gross Expenses to
   Average Net Assets .............................    2.43%          2.64%           2.76%             2.52%             2.89%
Ratio of Net Expenses
   to Average  Net Assets (d) .....................    2.43%          2.61%           2.58%(b)          2.00%(b)          2.00%(b)
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..........................   (0.68)%        (0.31)%         (0.51)%(c)         0.49%(c)          0.49%(c)

Portfolio Turnover Rate ...........................      40%           177%            265%               92%              195%



                                                                                   CLASS C
                                                     -------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      2003           2002            2001              2000             1999
                                                      -----         ------          ------            ------            ------
Net Asset Value, Beginning of Year ................  $12.55         $11.87          $13.01            $12.04            $10.40
Income from Investment Operations:
    Net Invest Income (Loss) ......................   (0.05)         (0.19)          (0.14)            (0.02)            (0.03)
    Net Gain (Loss) on   Investments
       (both Realizand and Unrealized .............    5.16           0.87           (1.00)             0.99              1.67
                                                     ------         ------          ------            ------            ------

                      Operations ..................    5.11           0.68           (1.14)             0.97              1.64
                                                     ------         ------          ------            ------            ------

Less Dividends and Distributions:
   Dividends from Investment Income ...............      --             --              --                --                --
   Tax Return of Capital ..........................      --             --              --                --                --
                                                     ------         ------          ------            ------            ------

Total Dividends and Distributions .................      --             --              --                --                --
                                                     ------         ------          ------            ------            ------

Net Asset Value, End of Year ......................  $17.66         $12.55          $11.87            $13.01            $12.04
                                                     ======         ======          ======            ======            ======
Total Return (a) ..................................   40.72%          5.73%          (8.83)%            8.06%            15.77%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Asset End of Year (000) ....................... $11,490        $ 2,202         $ 2,066           $ 2,697           $ 3,223
Ratio of Gross Expenses to
   Average Net Assets .............................    3.76%          3.72%           3.20%             3.82%             4.15%
Ratio of Net Expenses
   to Average  Net Assets (d) .....................    3.76%          3.70%           3.08%(b)          2.75%(b)          2.71%(b)
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..........................   (0.75)%        (1.36)%         (0.73)%(c)        (0.23)%(c)        (0.22)%(c)

Portfolio Turnover Rate ...........................      40%           177%            265%               92%              195%


---------------
(a) Total return is calculated assuming an initial investment of $ 10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively; and Class C are 0.00%, 0.98% and 1.39%, respectively.

(d)  Net of interest expense.

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                                         CLASS C
                                                                            CLASS A                                  ---------------
                                                                                                                      FOR THE PERIOD
                                            ---------------------------------------------------------------------       OCTOBER 3
                                                                   YEAR ENDED DECEMBER 31,                           2003(a) THROUGH
                                            ---------------------------------------------------------------------      DECEMBER 31,
                                              2003           2002            2001            2000           1999          2003
                                             ------         ------          ------          ------         ------    ---------------
Net Asset Value, Beginning of Period...    $ 8.30         $ 5.36          $ 4.45          $ 5.73         $ 6.59         $ 9.28
                                           ------         ------          ------          ------         ------         ------
Income from Investment Operatons:
   Net Investment Income (Loss)........     (0.10)         (0.01)           0.01            0.00(d)        0.03          (0.03)
   Net Gain (Loss) on Investments
      (both Realized and Unrealized)...      3.66           4.86            0.91           (1.27)         (0.84)          2.36
                                           ------         ------          ------          ------         ------         ------

Total from Investment Operations ......      3.56           4.85            0.92           (1.27)         (0.81)          2.33
                                           ------         ------          ------          ------         ------         ------


Less Dividends and Distributions:
   Dividends from Net Investment Income        --             --           (0.01)             --          (0.05)            --
   Distribution from Capital Gains ....     (0.22)         (1.91)             --              --             --             --
   Tax Return of Capital ..............        --             --              --            0.01             --             --
                                           ------         ------          ------          ------         ------         ------

Total Dividends and Distributions .....     (0.22)         (1.91)          (0.01)          (0.01)         (0.05)            --
                                           ------         ------          ------          ------         ------         ------

Net Asset Value, End of Period ........    $11.64         $ 8.30          $ 5.36         $  4.45         $ 5.73         $11.61
                                           ======         ======          ======         =======         ======         ======

Total Return (a) ......................     44.25%         90.48%          20.74%         (22.18)%       (12.37)%        25.11%

-----------------------------------------

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000) .......  $305,863       $204,468        $121,767        $116,513       $169,045         $3,535
Ratio of Gross Expenses to
   Average Net Assets .................      1.87%          2.02%           2.25%           2.30%          2.09%          2.46%(e)
Ratio of Net Expenses
   to Average Net Assets (b) ..........      1.85%          1.96%           2.17%           2.17%          2.08%          2.46%(e)
Ratio of Net Investment Income
   (Loss) to Average Net Assets (d) ...     (1.04)%        (0.14)%          0.09%(c)       0. 08%(c)      0. 46%(c)      (1.99)%(e)

Portfolio Turnover Rate ...............       244%           720%            109%             65%            95%           244%

---------------
(a) Total return is calculated assuming an initial investment of $ 10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b)  Net of interest expense.
(c) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the years, are 0.00%, 0.02% and 0.01%, respectively.
(d)  Amount represents less than $0.01 per share.
(e)  Annualized.
*    Inception date of Class C shares.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                 YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------------
                                                      2003              2002              2001               2000            1999
                                                    -------           -------           -------            -------
Net Asset Value, Beginning of Period ........         $1.00             $1.00             $1.00              $1.00           $1.00
                                                    -------           -------           -------            -------         -------
Income from Investment Operations:
   Net Investment Income (Loss) .............          0.00(d)           0.00(d)           0.02               0.05            0.03
                                                    -------           -------           -------            -------         -------
Less Dividends to Shareholders:
   Dividends from Net Investment Income......          0.00(d)           0.00(d)          (0.02)             (0.05)          (0.03)
                                                    -------           -------           -------            -------         -------
Net Asset Value, End of Year.................         $1.00             $1.00             $1.00              $1.00           $1.00
                                                    =======           =======           =======            =======         =======
Total Return(s)..............................          0.22%             0.43%             2.21%              4.77%           3.43%
------------------------------------------------------------------------------------------------------------------------------------

RATIO/SUPPLEMENTARY DATA
Net Assets, End of Year (000)................       $17,053           $47,511           $46,069            $73,797         $97,443
Ratio of Gross Expenses to Average Net Assets          1.57%             1.35%             1.23%              1.10%           1.15%
Ratio of Net Expenses to Average Net Assets..          0.90%(b)          1.15%(b)          1.21%(b)             --              --
Ratio of Net Investment Income to Average
    Net Assets...............................          0.15%(c)          0.46%(c)          2.71%(c)           4.80%           3.68%

---------------
(a) Total return is calculated assuming an initial investment of $ 10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. In 2003, approximately 0.06% of total return relates to amounts contributed by the Adviser.
(b)  After expenses reduced by an Advisory fee waiver arrangement.
(c) Net effect of expense reimbursement by Adviser to average net assets for the periods ended Decmeber 31, 2003, December 31, 2002 and December 31, 2001 were 0.67%, 0.20% and 0.02%, respectively.
(d)  Amount represents less than $0.01 per share.


                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of four portfolios: Emerging Markets Fund Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund collectively (the "Funds"). The U.S. Government Money Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended. Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Valuation Committee under the direction of the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term obligations are valued at amortized cost, which, with accrued interest, approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

     For the Emerging Markets Fund and International Investors Gold Fund, Global Hard Assets Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E.   DISTRIBUTIONS   TO   SHAREHOLDERS--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Transactions in call options written for the year ended December 31, 2003 were as follows:

GLOBAL HARD ASSETS FUND
                                                           NUMBER
                                                        OF CONTRACTS   PREMIUMS
                                                        ------------   --------
Options outstanding at
    beginning of year ..........................             --        $     --
Options written ................................            235          37,208
Options exercised ..............................            (75)        (21,607)
Options outstanding at end of year .............            160         $15,601


G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. The Global Hard Assets Fund did not have any short sales for the year ended December 31, 2003.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately.

GLOBAL HARD ASSETS FUND

CONTRACTS    EXPIRATION   NUMBER OF    CONTRACT     CURRENT      UNREALIZED
LONG            DATE      CONTRACTS      VALUE       VALUE      APPRECIATION
---------    -----------  ---------    --------     -------     -------------
Zinc            3/04          59      $1,425,588   $1,500,075      $ 74,487

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2003, there were no structured notes outstanding.

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the year ended December 31, 2003: $15,201 Emerging Markets Fund, $56,558 Global Hard Assets Fund, $181,238 International Investors Gold Fund and $69,507 U.S. Government Money Fund.

For the year ended December 31, 2003, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.50% for Class C shares for the Emerging Markets Fund. Expenses were reduced by $195,057 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve a positive daily yield and avoid a net operating loss. Expenses were reduced by $215,057 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets on the first $500 million for Emerging Markets Fund, and at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

During the year ended December 31, 2003, the International Investors Gold Fund paid $305,496 in brokerage commissions to Van Eck Associates Corporation and its affiliated broker-dealer for transactions executed on behalf of the International Investors Gold Fund.

For the year ended December 31, 2003, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received a total of $1,696,786 in sales loads of which $1,438,722 was reallowed to broker/dealers and the remaining $258,064 was retained by the Distributor.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation.

During  the  year  ending   December  31,  2003,  the  Adviser  made  a  capital
contribution of $20,000 to the U.S. Government Money Fund, in order to maintain a constant net asset value of $1.00 per share.

NOTE 3--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2003 is $23,834,577, $61,012,135 and
$147,208,550 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 2003, gross unrealized appreciation and depreciation of investments were on a tax basis as follows:

                                       GROSS            GROSS           NET
                                    UNREALIZED        UNREALIZED     UNREALIZED
FUND                               APPRECIATION      DEPRECIATION   APPRECIATION
----                               ------------      ------------   ------------
Emerging Markets Fund .......       $7,478,484         $388,905       $7,089,579
Global Hard Assets Fund .....       20,625,049          901,740       19,723,309
International Investors
    Gold Fund ...............      162,041,983              762      162,041,221

At December 31, 2003, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

                                                       ACCUMULATED
                           UNDISTRIBUTED UNDISTRIBUTED   CAPITAL    UNREALIZED
                              ORDINARY    LT CAPITAL    AND OTHER  APPRECIATION
FUND                           INCOME        GAINS       LOSSES   (DEPRECIATION)
----                       ------------- ------------  ---------- --------------
Emerging Markets
  Fund ................          --            --      (6,073,297)     7,080,145
Global Hard Assets
  Fund ................          --            --     (39,327,519)    20,085,263
International Investors
   Gold Fund ..........     4,735,190       674,931       (22,899)   162,080,851
U.S. Government
   Money Fund .........         9,833          --         (73,846)          --

The tax character of distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002, for each Fund, were as follows:

                           GLOBAL HARD ASSETS FUND       EMERGING MARKETS FUND
                          --------------------------  --------------------------
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2003         2002           2003         2002
                          ------------  ------------  ------------  ------------
Ordinary Income* ..........$    --      $     --     $     --        $     --
Long Term
 Capital Gains ............     --            --           --              --

                           INTERNATIONAL INVESTORS
                                GOLD FUND U.S.          GOVERNMENT MONEY FUND
                          --------------------------  --------------------------
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2003         2002           2003         2002
                          ------------  ------------  ------------  ------------
Ordinary Income* .........$      --     $10,897,992   $  28,125       $212,116
Long Term
    Capital Gains$        5,961,389      28,380,405   $      --       $     --

* Includes Short Term Capital Gains

Net capital and net currency losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2003, the Funds' intend to defer to January 1, 2004 for U.S. federal income tax purposes post-October capital and net currency losses were as follows:

                                                 POST-OCTOBER CAPITAL FUND
                                                   AND NET CURRENCY LOSSES
                                           -------------------------------------
                                           ORDINARY INCOME         CAPITAL GAINS
                                           ---------------         -------------
Emerging Markets Fund ......................   $35,580                     --
Global Hard Assets Fund .........                   --                $ 9,189
International Investors Gold Fund               22,899                     --

At December 31, 2003 the Funds had the following capital loss carry forward available to offset capital gains in the amounts as follows:

                                                    EXPIRING IN THE YEAR ENDED
FUND                                                       DECEMBER 31,
----                                             -------------------------------
Emerging Markets Fund                            2008                 $2,919,680

                                                 2009                  1,371,498
                                                 2010                  1,746,539
                                                                     -----------
                                                 TOTAL                $6,037,717
                                                                     ===========


Global Hard Assets Fund                          2005                $12,392,158

                                                 2006                 18,829,076
                                                 2007                  7,346,169
                                                 2009                    750,927
                                                                     -----------
                                                 TOTAL               $39,318,330
                                                                     ===========

U.S. Government Money Fund                       2007                $     9,832
                                                 2008                     45,945
                                                 2009                     14,730
                                                 2010                      1,207
                                                 2011                      2,132
                                                                     -----------
                                                 TOTAL               $    73,846
                                                                     ===========

For Emerging Markets Fund, $3,745,837 of the capital loss carry-forward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules.

For Global Hard Assets Fund, $13,684,792 of the capital loss carry forward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $25,236,472 of capital loss carry forward related to the acquisition of Natural Resources Fund on June 22, 2001.

During the year ended December 31, 2003, as a result of permanent book to tax differences, the Funds' incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by these reclassifications.

                                   (DECREASE)         INCREASE        INCREASE
                                 OVERDISTRIBUTED/     DECREASE)      (DECREASE)
                                UNDERDISTRIBUTED     ACCUMULATED      AGGREGATE
                                 NET INVESTMENT       REALIZED         PAID IN
FUND                              INCOME (LOSS)      GAIN (LOSS)       CAPITAL
----                            -----------------   -------------   ------------
Emerging Markets Fund ........... $ (125,341)       $ (3,751,650)   $ 3,876,991
Global Hard Assets Fund .........    470,451             (65,143)       405,308
International Investors Gold Fund  2,471,988             224,522     (2,696,510)
U.S. Government Money Fund ......         --                  --             --

NOTE 4--INVESTMENTS--Purchases and sales of investment securities other than U.S. government obligations and short-term obligations for the year ended December 31, 2003, were as follows:

                                                    COST OF             FROM
                                                   INVESTMENT        INVESTMENT
                                                   SECURITIES        SECURITIES
                                                    PURCHASED           SOLD
                                                  ------------      ------------
Emerging Markets Fund ......................      $ 28,972,679      $ 17,614,274
Global Hard Assets Fund ....................        30,380,259        18,567,406
International Investors Gold Fund ..........       576,925,749       597,723,112

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE  5--12B-1   PLANS  OF   DISTRIBUTION--Pursuant   to  Rule  12b-1  Plans  of
Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, Van Eck Securities Corporation (the "Distributor"), for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2003 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2003, were as follows:

Emerging Markets Fund--Class A ............................           $1,198,123
Emerging Markets Fund--Class C ............................               10,711
Global Hard Assets Fund--Class A ..........................            1,422,856
Global Hard Assets Fund--Class C ..........................              392,750

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                                       EMERGING MARKETS FUND
                                                   -----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2003              2002
                                                   ------------     ------------
CLASS A
Shares sold ..................................       517,296          467,954
Shares issued in connection with the
    merger (Note 14) .........................     1,601,259             --
Shares reacquired ............................      (686,373)        (506,310)
                                                   ---------         --------
Net increase (decrease) ......................     1,432,182          (38,356)
                                                   =========         ========

CLASS B*
Shares sold ..................................          --              1,709
Shares reacquired ............................          --           (384,775)
                                                   ---------         --------
Net decrease .................................          --           (383,066)
                                                   =========         ========

                                                 FOR THE PERIOD
                                                OCTOBER 3, 2003+
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                                 ---------------
CLASS C
Shares sold                                           11,596
Shares issued in connection with the
    merger (Note 14)                                 310,410
Shares reacquired                                     (8,264)
                                                   ---------
Net increase                                         313,742
                                                   =========

* Class B liquidated on October 9, 2002.
+ Inception date of Class C shares.
++ Class B shares automatically converted to Class C shares October 31, 2003.



                                                  GLOBAL HARD ASSETS FUND

                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     2003                2002
                                                 ------------       ------------
CLASS A
Shares sold ..............................        13,541,745          8,906,041
Shares reacquired ........................       (13,047,991)        (9,963,846)
                                                ------------       ------------
Net increase (decrease) ..................           493,754         (1,057,805)
                                                ============       ============

CLASS B++
Shares sold ..............................            23,655             62,780
Shares converted to Class C ..............          (209,633)              --
Shares reacquired ........................           (43,130)           (59,841)
                                                ------------       ------------
Net increase (decrease) ..................          (229,108)             2,939
                                                ============       ============

CLASS C
Shares sold ..............................           319,592             62,656
Shares converted from Class B ............           209,100               --
Shares reacquired ........................           (60,019)           (61,294)
                                                ------------       ------------
Net increase .............................           468,673              1,362
                                                ============       ============


                                               INTERNATIONAL INVESTORS GOLD FUND
                                               ---------------------------------
                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     2003                2002
                                                 ------------       ------------
CLASS A
Shares sold ..............................       105,541,211        246,092,394
Shares reinvested ........................           578,715          3,590,771
Shares reacquired ........................      (104,472,118)      (247,772,637)
                                                ------------       ------------
Net increase .............................         1,647,808          1,910,528
                                                ============       ============

                                               FOR THE PERIOD
                                              OCTOBER 3, 2003+
                                                  THROUGH
                                                DECEMBER 31,
                                                    2003
                                              ----------------
CLASS C
Shares sold ..............................           305,539
Shares reacquired ........................            (1,033)
                                                ------------
Net increase .............................           304,506
                                                ============

                                                   U.S. GOVERNMENT MONEY FUND
                                                --------------------------------
                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     2003               2002
                                                 ------------     ------------
CLASS A
Shares sold ..............................       952,341,194      2,085,538,597
Shares reinvested ........................            20,116            106,547
Shares reacquired ........................      (982,848,075)    (2,084,174,651)
                                                ------------       ------------
Net increase (decrease) ..................       (30,486,765)         1,470,493
                                                ============       ============

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2003, the following forward foreign currency contracts were outstanding:

                                                                    UNREALIZED
                                          CONTRACT      CURRENT    APPRECIATION
CONTRACTS                                  AMOUNT        VALUE    (DEPRECIATION)
---------                                 --------      -------   --------------
EMERGING MARKETS FUND:

Forward Foreign Currency
    Buy Contracts:

HKD 434,281 expiring 1/02/04 ...........  $55,942      $55,938       $   (4)
THB 895,195 expiring 1/05/04 ...........   22,577       22,593           16
ZAR 648,433 expiring 1/06/04 ...........   96,893       97,707         (814)
                                                                     ------
                                                                     $ (802)
                                                                     ======


NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to amount of fees earned by the participating Trustees. The fees oth erwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds elected to show this deferred liability net of corresponding assets fair market value for financial statement purposes.

As of December 31, 2003, the total fair market value of the liability portion of the Plan is as follows:

Emerging Markets Fund--$37,523, Global Hard Assets Fund $83,064, International Investors Gold Fund--$153,535 and U. Government Money Fund--$63,321.

NOTE 9--RESTRICTED SECURITIES--The following securities are restricted as to sale and are deemed to be illiquid:

                                                                      PERCENT OF
                                DATE                                  NET ASSETS
FUND                          ACQUIRED        COST          VALUE    AT 12/31/03
----                         ---------     ---------        -----    -----------
GLOBAL HARD ASSETS FUND
Southern Pacific
Petroleum NL ..........      11/27/02      $186,780          $ 0          0%

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment expo sure to the relevant market of the underlying security. A swap is agreement that obligates the parties to exchange cash flows specified intervals. The Fund is obligated to pay the counterparty trade date an amount based upon the value of the underlying instru ment and, at termination date, final payment is settled based on value of the underlying security on trade date versus the value termination date plus accrued dividends. Risks may arise as a of the failure of the counterparty to the contract to comply with terms of the swap contract. The Fund bears the risk of loss of amount expected to be received under a swap agreement in the of the default of the counterparty. Therefore, the Fund considers creditworthiness of each counterparty to a swap contract in evalu ating potential credit risk. Additionally, risks may arise from unan ticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, the following swap was outstanding (stated in U.S. dollars):

GLOBAL HARD ASSETS FUND

UNDERLYING              NUMBER OF      NOTIONAL      TERMINATION     UNREALIZED
SECURITY                 SHARES         AMOUNT          DATE        APPRECIATION
----------              ---------      --------      -----------    ------------
Gazprom Oil Co.          239,200       $38,990          Open          $276,058

NOTE 12--COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2003, there were no outstanding commodity swaps.

VAN ECK FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 13--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $45 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2003, the Funds made the following borrowings:

                                               AVERAGE AMOUNT   AVERAGE INTEREST
FUND                                              BORROWED            RATE
----                                           --------------   ----------------
Emerging Markets Fund ......................    $   84,508            1.64%
Global Hard Assets Fund ....................        24,389            1.69
International Investors Gold Fund ..........     1,912,047            1.81
U.S. Government Money Fund .................           330            1.85

At December 31, 2003 the Funds' outstanding borrowings under the line of credit were as follows:

                                                        AMOUNT          INTEREST
FUND                                                   BORROWED           RATE
----                                                   --------         --------
Emerging Markets Fund .......................          $532,155           1.60%

NOTE 14--FUND MERGER--As of the close of business on October 31, 2003, the Emerging Markets Fund acquired all the net assets of the Asia Dynasty Fund pursuant to a plan of reorganization approved by the Asia Dynasty Fund shareholders on October 30, 2003. The acquisition was accomplished by a tax-free exchange of 1,601,259 shares of Class A and 310,410 shares of Class B of the Asia Dynasty Fund to the Emerging Markets Fund, Class A and Class C. Asia Dynasty Fund's net assets at that date, including $5,836,709 of unrealized appreciation, were combined with those of the Emerging Markets Fund. The aggregate net assets of the Emerging Markets Fund and Asia Dynasty Fund before the acquisition were $14,802,607 and $14,781,415 respectively.

NOTE  15--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, cannot be estimated.

                       VAN ECK FUNDS, INC.--MID CAP VALUE
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2003

NO. OF SHARES           SECURITIES (A)                                    VALUE (NOTE 1)
----------------------------------------------------------------------------------------
COMMON STOCKS: 98.8%
CONSUMER DISCRETIONARY: 25.2%
      8,600  Black & Decker Corp.                                            $   424,152
      8,900  Callaway Golf Co.                                                   318,465
      7,000  CBRL Group, Inc.                                                    267,820
      1,300  Centex Corp.                                                        139,945
      4,000  Choice Hotels International, Inc.+                                  141,000
      4,400  Federated Department Stores, Inc.                                   207,372
      3,000  GTECH Holdings Corp.                                                148,470
      4,800  Hasbro, Inc.                                                        314,944
      3,400  Home Depot, Inc., The                                               120,666
      3,665  Hughes Electronics Corp.+                                           226,156
      5,300  Kmart Holding Corp.+                                                126,935
      8,700  La-Z-Boy, Inc.                                                      182,526
      8,900  Lear Corp.                                                          545,837
      1,900  M.D.C. Holdings, Inc.                                               122,550
      5,300  Mattel, Inc.                                                        294,831
      5,800  Maytag Corp.                                                        440,030
      7,400  Outback Steakhouse, Inc.                                            327,154
      2,300  Ryland Group, Inc.                                                  203,872
      4,500  Sears, Roebuck and Co.                                              204,705
      6,500  Toll Brothers, Inc.+                                                258,440
      3,800  Zale Corp.+                                                         202,160
                                                                             -----------
                                                                               5,218,030
                                                                             -----------
CONSUMER STAPLES: 5.7%

      6,700  Estee Lauder Companies, Inc. (Class A)                              263,042
      3,200  Hershey Foods Corp.                                                 246,368
     10,000  Hormel Foods Corp.                                                  258,100
      6,900  R.J. Reynolds Tobacco Holdings, Inc.                                401,235
                                                                             -----------
                                                                               1,168,745
                                                                             -----------
FINANCIAL SERVICES: 20.8%
     17,100  AmeriCredit Corp.+                                                  272,403
      4,200  Astoria Financial Corp.                                             156,240
      6,000  CIT Group, Inc.                                                     215,700
      6,900  Cousins Properties, Inc.                                            211,140
      3,450  Doral Financial Corp.                                               111,366
      7,200  Equity Office Properties Trust                                      206,280
      6,500  GreenPoint Financial Corp                                           229,580
     21,400  HRPT Properties Trust                                               215,926
      5,500  Independence Community Bank Corp.                                   197,835
      8,100  IndyMac Bancorp, Inc.                                               241,299
      4,100  International Bancshares Corp.                                      193,315
      3,200  LNR Property Corp.                                                  158,432
     22,600  Max Re Capital Ltd.                                                 507,144
      4,100  MBIA, Inc.                                                          242,843
      4,100  MGIC Investment Corp.                                               233,454
     17,200  Phoenix Companies, Inc.                                             207,088
      5,200  Radian Group, Inc.                                                  253,500
      7,200  Silicon Valley Bancshares+                                          259,704
      4,700  WFS Financial, Inc.+                                                199,562
                                                                             -----------
                                                                               4,312,811
                                                                             -----------
NO. OF SHARES           SECURITIES (A)                                    VALUE (NOTE 1)
----------------------------------------------------------------------------------------
HEALTHCARE: 15.3%
      5,200  AdvancePCS+                                                     $   273,832
      4,600  Coventry Health Care, Inc.+                                         296,654
     13,600  Humana, Inc.+                                                       310,760
      8,100  Manor Care, Inc.                                                    280,017
      3,700  Medicis Pharmaceutical Corp.                                        263,810
     11,100  Mylan Laboratories, Inc.                                            280,386
      4,700  Pacificare Health Systems, Inc.+                                    317,720
     12,800  Universal Health Services, Inc.                                     687,616
      9,900  Watson Pharmaceuticals, Inc.+                                       455,400
                                                                             -----------
                                                                               3,166,195
                                                                             -----------
INDUSTRIALS: 4.1%
      4,700  American Power Conversion Corp.+                                    114,915
     12,100  Cendant Corp.+                                                      269,467
      8,400  J.B. Hunt Transport Services, Inc.+                                 226,884
     33,600  Quanta Services, Inc.+                                              245,280
                                                                             -----------
                                                                                 856,546
                                                                             -----------
INFORMATION TECHNOLOGY: 18.7%
     16,600  Activision, Inc.+                                                   302,120
      8,200  Ascential Software Corp.+                                           212,626
     13,200  Autodesk, Inc.                                                      324,456
     14,000  Avnet, Inc.+                                                        303,240
     20,400  Cadence Design Systems, Inc.+                                       366,792
      9,100  Citrix Systems, Inc.+                                               193,011
     46,100  InFocus Corp.+                                                      446,248
     65,400  JDS Uniphase Corp.+                                                 238,710
     24,900  Maxtor Corp.+                                                       276,390
     30,900  Sanmina-SCI Corp.+                                                  389,649
     40,000  Solectron Corp.+                                                    236,400
     48,000  Sun Microsystems, Inc.+                                             215,520
     11,800  Tektronix, Inc.                                                     372,880
                                                                             -----------
                                                                               3,878,042
                                                                             -----------
MATERIALS: 1.6%
     11,300  Monsanto Co.                                                        325,214
                                                                             -----------
ELECOMMUNICATIONS SERVICES: 0.9%
     17,600  Crown Castle International Corp.+                                   194,128
                                                                             -----------
TRANSPORTATION: 1.6%
      9,800  Overseas Shipholding Group, Inc.                                    333,690
                                                                             -----------
UTILITIES: 4.9%
     32,600  Calpine Corp.+                                                      156,806
     14,600  Edison International+                                               320,178
     47,300  Williams Companies, Inc., The                                       464,486
      4,500  Xcel Energy, Inc.                                                    76,410
                                                                             -----------
                                                                               1,017,880
                                                                             -----------
TOTAL COMMON STOCKS: 98.8% (COST: $16,460,153)                                20,471,281
                                                                             -----------



                       See Notes to Financial Statements

                       VAN ECK FUNDS, INC.--MID CAP VALUE
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2003


NO. OF SHARES        SECURITIES (A)                                       VALUE (NOTE 1)
----------------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%

CONSUMER DISCRETIONARY: 0.2%

      1,528  The News Corp. Ltd. (ADR)                                       $    46,222
                                                                             -----------
TOTAL PREFERRED STOCKS: 0.2% (Cost: 31,098)                                       46,222
                                                                             -----------

TOTAL INVESTMENTS: 99.0% (COST: $16,491,251)                                  20,517,503
OTHER ASSETS LESS LIABILITIES: 1.0%                                              195,203
                                                                             -----------
NET ASSETS: 100%                                                             $20,712,706
                                                                             ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
+    Non-income producing

GLOSSARY:
ADR - American Depositary Receipt



                       See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
Investments, at value (cost $16,491,251) (Note 1) .............    $ 20,517,503
Cash ..........................................................         196,503
Receivables:
    Capital shares sold .......................................          28,278
    Dividends .................................................          16,384
    Due from Adviser ..........................................           4,167
    Prepaid expense ...........................................           5,374
                                                                    -----------
       Total assets ...........................................      20,768,209
                                                                    -----------
LIABILITIES:
Payables:
    Due to Distributor (Note 2) ...............................           9,813
    Due to Directors (Note 5) .................................           3,843
    Capital shares redeemed ...................................           1,878
    Accounts payable ..........................................          39,969
                                                                    -----------
       Total liabilities ......................................          55,503
                                                                    -----------
Net Assets ....................................................     $20,712,706
                                                                    ===========
Shares outstanding ............................................       1,134,563
                                                                    ===========
Net  asset value, redemption and offering price per share .....     $     18.26
                                                                    ===========
Maximum offering price per share ..............................     $     19.37
                                                                    ===========
Net assets consist of:
    Aggregate paid in capital .................................     $43,187,798
    Unrealized appreciation of investments ....................       4,026,252
    Accumulated realized loss .................................     (26,493,605)
    Accumulated net investment loss ...........................          (7,739)
                                                                    -----------

                                                                    $20,712,706
                                                                    ===========


                       See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2003

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $806) ..............................                 $   286,226
Interest .......................................................................                       1,539
                                                                                                 -----------
       Total income ............................................................                     287,765

EXPENSES:
Advisory fee (Note 2) .......................................................... $   143,277
Administration (Note 2) ........................................................      50,742
Distribution (Note 2) ..........................................................      95,518
Shareholder reports ............................................................      97,031
Transfer agency ................................................................      81,280
Professional ...................................................................      53,482
Registration ...................................................................      22,241
Proxy ..........................................................................      17,268
Custodian ......................................................................       7,682
Trustees' fees and expenses ....................................................         288
Other ..........................................................................      12,243
                                                                                 -----------
Total expenses .................................................................     581,052
Expenses assumed by the Adviser (Note 2) .......................................    (179,042)
                                                                                 -----------
Net expenses ...................................................................                     402,010
                                                                                                 -----------
Net investment loss ............................................................                    (114,245)
                                                                                                 -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):

Change in unrealized appreciation of investments ...............................                   8,439,031
Realized loss from security transactions .......................................                  (1,373,431)
                                                                                                 -----------
Net gain on investments ........................................................                   7,065,600
                                                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................                 $ 6,951,355
                                                                                                 ===========


                       See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED          YEAR ENDED
                                                                                                   DECEMBER 31,         DECEMBER 31,
                                                                                                       2003                 2002+
                                                                                                   ------------        -------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment loss .....................................................................       $   (114,245)       $   (109,643)
   Realized loss from security transactions ................................................         (1,373,431)         (9,483,167)
   Change in unrealized appreciation of investments ........................................          8,439,031           1,729,433
                                                                                                   ------------        -------------
   Net increase (decrease) in net assets resulting from operations .........................          6,951,355          (7,863,377)
                                                                                                   ------------        -------------
CAPITAL SHARE TRANSACTIONS:*
   Proceeds from sale of shares ............................................................          4,987,127           3,073,095
   Shares issues in connection with a merger (Note 6) ......................................               --            10,303,370
   Cost of shares reacquired ...............................................................        (10,283,880)        (40,851,279)
                                                                                                   ------------        -------------
   Decrease in net assets resulting from capital share transactions ........................         (5,296,753)        (27,474,814)
                                                                                                   ------------        -------------
   Total increase (decrease) in net assets .................................................          1,654,602         (35,338,191)
NET ASSETS:
Beginning of year ..........................................................................         19,058,104          54,396,295
                                                                                                   ------------        -------------
End of year ................................................................................         20,712,706          19,058,104
                                                                                                   ============        ============
Accumulated net investment loss ............................................................       $     (7,739)       $    (10,387)
                                                                                                   ============        ============
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
   Shares sold .............................................................................            337,553             179,032
   Shares issues in connection with a merger (Note 6) ......................................               --               642,758
   Shares reacquired .......................................................................           (696,731)         (2,326,174)
                                                                                                   ------------        -------------
   Net decrease ............................................................................           (359,178)         (1,504,384)
                                                                                                   ============        ============

+ Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002.


                       See Notes to Financial Statements

VAN ECK  FUNDS,  INC.--MID  CAP  VALUE  FUND
FINANCIAL  HIGHLIGHTS
For a share outstanding throughout the year:

                                                                           YEAR ENDED DECEMBER 31,*
                                                        ----------------------------------------------------------------
                                                          2003(e)      2002(d)         2001          2000         1999
                                                        --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year .................    $  12.76      $  18.14      $  21.17      $  27.73      $  23.96
                                                        --------      --------      --------      --------      --------
Income From Investment Operations:
    Net Investment Loss ............................       (0.10)        (0.08)        (0.05)        (0.12)        (0.03)
    Net Realized and Unrealized Gain (Loss)
       on Investments ..............................        5.60         (5.30)        (2.98)        (5.38)         7.08
                                                        --------      --------      --------      --------      --------
    Total from Investment Operations ...............        5.50         (5.38)        (3.03)        (5.50)         7.05
                                                       --------      --------      --------      --------      --------
Less Distributions:
    Distributions from Realized Capital Gains ......        --            --            --           (1.06)        (3.28)
                                                        --------      --------      --------      --------      --------
    Total Dividends and Distributions ..............        --            --            --           (1.06)        (3.28)
                                                        --------      --------      --------      --------      --------
Net Asset Value, End of Year .......................    $  18.26      $  12.76      $  18.14      $  21.17      $  27.73
                                                        ========      ========      ========      ========      ========
Total Return (a) ...................................       43.10%       (29.66)%      (14.31)%      (19.83)%       29.42%

-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) ....................    $ 20,713      $ 19,058      $ 54,396      $ 69,091      $ 94,840
Ratio of Gross Expenses to Average
    Net Assets (b) .................................        3.04%         3.07%         1.44%         1.38%         1.50%
Ratio of Net Expenses to Average Net Assets ........        2.10%         1.79%         1.35%         1.35%         1.32%
Ratio of Net Investment Loss
    to Average Net Assets (c) ......................       (0.60)%       (0.52)%       (0.25)%       (0.46)%       (0.16)%
Portfolio Turnover Rate ............................         143%          335%           63%          125%          134%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributionsat net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Had fees not been waived and expenses not been assumed.
(c)  Ratios would have been (1.54)%, (1.80)%, (0.34)%, (0.49)% and (0.34)%, respectively, had the Adviser not waived fees and had expenses not been assumed.
(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.
(e) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.
 * The financial highlights table for the three years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth &
    Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.


                       See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc. The Van Eck Funds, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
     Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Van Eck Associates Corporation ("VEAC", the "Adviser") earns a fee at an annual rate of 0.75% of the Fund's average net assets for investment management and advisory services. For the year ended December 31, 2003, the Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund. Expenses were reduced by $179,042 under this agreement.

Under the Sub-Advisory Agreement, Van Eck Associates has paid John A. Levin Co., Inc. a sub-advisory fee at an annual rate of 0.20% of the first $200 million of the average daily net assets, 0.19% of the next billion of average daily net assets and 0.18% of the assets in excess of $1.3 billion. John A. Levin Co. resigned as sub-adviser to the Fund effective June 1, 2003.

At a meeting of the Board of Directors held on April 23, 2003, the Board of Directors approved a sub-advisory agreement with New York Life Investment Management LLC ("NYLIM") on an interim basis. Under this agreement, the Adviser pays NYLIM a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million. At a meeting of shareholders held on October 15, 2003 the current Sub-Advisory Agreement was approved. Certain officers and trustees of the Trust are officers of the Adviser.

The Fund entered into an Administration Agreement dated June 7, 2002 with Van Eck Associates Corp. (the "Administrator") which details responsibility for performing certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, for the year ended December 31, 2003, received a total of $13,103 in sales loads of which $11,253 was reallowed to broker-dealers and the remaining $1,850 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

In accordance with the Advisory Agreement, the Fund reimbursed Van Eck Associates Corporation for costs incurred in connection with certain operating
functions.   The  Fund   reimbursed   costs   in  the   amount   $26,656.

NOTE   3--INVESTMENTS--Purchases   and  sales  of  securities  other  than  U.S.
government securities and short-term obligations aggregated $26,086,695 and $31,078,849, respectively, for the year ended December 31, 2003.

NOTE 4--INCOME TAXES-- For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $16,547,232. As of December 31, 2003, net unrealized appreciation for federal income tax purposes aggregated $3,970,271 of which $4,296,332 related to appreciated securities and $326,061 related to depreciated securities.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses of $26,434,976 and unrealized appreciation of $3,970,271.

There were no distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002.

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

As of December 31, 2003, the Fund had a capital loss carryfoward of $26,428,258 available, $8,215,559 expiring December 31, 2005, which are limited under tax rules, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009 of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011.

Some of the Fund's losses were acquired as a result of Fund mergers and are limited with respect to utilization under the tax rules: $8,215,559 of the capital loss carryforward is related to the acquisition of Van Eck/Chubb Capital Appreciation Fund on November 10, 1999. This amount is subject to an annual limitation of $1,520,870 under the tax rules; $2,719,386 of the capital loss carryforward is related to the acquisition of the Van Eck Total Return Fund (Note 6) on June 7, 2002. The amount is subject to an annual limitation of $516,199 under the tax rules.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2003 the Fund intends to defer to January 1, 2004 for U.S. Federal income tax purpose, post-October capital losses of $6,718.

During the period ending December 31, 2003, as a result of permanent book to tax differences, the Fund incurred differences that affected undistributed net investment income and accumulated net realized gain on investments by the following amounts in the table that follows. Net assets were not affected by these reclassifications.

          Increase in                            Increase in Accumulated
     Net Investment Income                     Realized Gain on Investment
     ---------------------                     ---------------------------
            $116,893                                      $8,299


NOTE 5--DIRECTOR DEFERRED COMPENSATION PLAN--The Van Funds, Inc. Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December 31, 2003, the net assets and corresponding liability of the Fund's portion of the Plan was $9,707.

NOTE 6--FUND MERGER--As of the close of business on June 7, 2002, the Van Eck Funds, Inc.- Mid Cap Value Fund acquired all the net assets of Van Eck Total Return Fund pursuant to a plan of reorganization approved by the Van Eck Mid Cap Value Fund and Van Eck Total Return Fund shareholders on June 6, 2002. The acquisition was accomplished by a tax-free exchange of 642,757 shares of Van Eck Mid Cap Value Fund (valued at $10,732,259) for the 797,477 shares of Van Eck Total Return Fund's net assets at that date, $10,303,370, including $428,889 of unrealized depreciation, were combined with those of the Van Eck Mid Cap Value Fund. The aggregate net assets of Van Eck Mid Cap Value Fund and Van Eck Total Return Fund before the acquisition were $17,950,112 and $10,303,370, respectively.

NOTE 7--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, cannot be estimated.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees/Directors and Shareholders
Van Eck Funds
Van Eck Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck Funds (comprising Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund) and Van Eck Funds, Inc. (comprising Mid Cap Value Fund) (collectively the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Van Eck Funds and Van Eck Funds, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernest & Young LLP



New York, New York
February 24, 2004

--------------------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS/OFFICERS (UNAUDITED)


TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,                                                    NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                                   PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                               FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                                 OVERSEEN               OTHER DIRECTORSHIPS
TRUSTEE(2)/DIRECTOR(2):           FIVE YEARS:                                 BY TRUSTEE/DIRECTOR    HELD:
--------------------------        -------------                               -------------------    -------------------
INTERESTED TRUSTEES/DIRECTORS:
------------------------------
John C. van Eck, CFA+             Chairman, Van Eck Associates                     10                Chairman of the Board and
(9/15/15)                         Corporation; and former Director of                                President of two other
Chairman and Trustee              Van Eck Securities Corporation                                     companies advised by the
since 2000

Jan F. van Eck                    Director, Van Eck Associates                     10                Trustee of two other investment
(9/26/63)+*                       Corporation; President and Director,                               companies advised by the
Trustee since 2000                Van Eck Securities Corporation and
                                  other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation;
                                  Director, Greylock Capital Associates LLC

Derek S. van Eck(3)               President of Worldwide Hard Assets               10                Trustee of two other investment
(9/16/64)+*                       Fund series and the Worldwide Real                                 companies advised by the
Trustee since 1999                Estate Fund series of Van Eck
                                  Worldwide Insurance Trust and the
                                  Global Hard Assets Fund series of
                                  Van Eck Funds; Executive Vice
                                  President, Director, Global Investments
                                  and President and Director of Van Eck
                                  Associates Corporation and Executive
                                  Vice President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies;Director, Greylock
                                  Capital Associates LLC

TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,                                                  NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                                 PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                             FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                               OVERSEEN               OTHER DIRECTORSHIPS
TRUSTEE(2)/DIRECTOR(2):           FIVE YEARS:                               BY TRUSTEE/DIRECTOR    HELD:
--------------------------        -------------                             -------------------    -------------------
INDEPENDENT TRUSTEES/DIRECTORS:
------------------------------
Jeremy H. Biggs+                  Vice Chairman, Director                        10               Trustee of two investment
(68)                              and Chief Investment Officer,                                   companies advised by the
Trustee since 1990                Fiduciary Trust Company                                         Adviser; Chairman, Davis Funds
                                  International                                                   Group; Treasurer and Director,
                                                                                                  Union Settlement Association;
                                                                                                  First Vice President, Trustee and
                                                                                                  Chairman, Finance Committee,
                                                                                                  St. James School

Richard C. Cowell                 Private investor                               10               Director, West Indies &
(6/13/27)P.++                                                                                     Caribbean Development Ltd.;
Trustee since 1985                                                                                Trustee of two other investment
                                                                                                  companies advised by the Adviser

Philip D. DeFeo+                  Chairman, Pacific                              10               Trustee of another investment
(58)                              Stock Exchange                                                  company advised by the Adviser
Trustee since 1998

David J. Olderman                 Private investor                               10               Trustee of two other investment
(8/19/35)P.++                                                                                     companies advised by the Adviser
Trustee since 1994
Director since 2002

Ralph F. Peters                   Private investor                               10               Trustee of two other investment
(3/21/29)P.++                                                                                     companies advised by the Adviser
Trustee since 1987

Richard D. Stamberger             President and CEO, SmartBrief.com              10               Partner and Co-founder, Quest
(5/29/59)P.++                                                                                     Partners, LLC; Executive Vice
Trustee since 1994                                                                                President, Chief Operating Officer
Director since 2002                                                                               and Director of NuCable Resources
                                                                                                  Corporation; Trustee of two other
                                                                                                  investment companies advised by
                                                                                                  the Adviser

--------------------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                   OTHER DIRECTORSHIPS
TRUSTEE(2)/DIRECTOR(2):           FIVE YEARS:                                   HELD:
--------------------------        -------------                                 -------------------
OFFICERS:
Alex W. Bogaenko                  Director of Portfolio Administration,         Officer of two other
(4/13/63)                         Van Eck Associates Corporation and            investment companies
Officer since 1997                Van Eck Securities Corporation                advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                  Officer of another
(3/30/62)                         Associates Corporation; Co-Portfolio          investment company
Officer since 1996                Manager, Worldwide Bond Fund Series           advised by the Adviser

Thomas H. Elwood+                 Vice President, Secretary and General         Officer of two other
(8/11/47)                         Counsel, Van Eck Associates Corporation,      investment companies
Officer since 1998                Van Eck Securities Corporation and            advised by the Adviser
                                  other affiliated companies

Gregory F. Krenzer                President, Van Eck U.S. Government
(7/6/72)                          Money Fund; Portfolio Manager
Officer since 1998                U.S. Government Money Fund;
                                  Co-Portfolio Manager, Worldwide Bond
                                  Fund series

Susan C. Lashley                  Vice President, Mutual Fund Operations,       Officer of another
(1/21/55)                         Van Eck Securities Corporation and            investment company
Officer since 1988                Van Eck Associates Corporation                advised by the Adviser

Bruce J. Smith                    Senior Vice President and Chief               Officer of two other
(3/15/55)                         Financial Officer, Van Eck Associates         investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation   advised by the Adviser
                                  and other affiliated companies

---------------
(1) The address for each Trustee/Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each trustee/director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees/Directors.
(3)  Brother of Mr. Jan F. van Eck.
+ An "interested person" as defined in the 1940 Act. Jan van Eck and Derek van Eck are interested trustees/directors as they own shares and are on the Board of Trustees/Directors of the investment adviser.
* Member of Executive Committee--exercises general powers of Board of Trustees/Directors between meetings of the Board.
++   Member of the Corporate Governance Committee.
p. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.
+ The following Board members/officer have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003, Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.

This report must be accompanied or preceded by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additionanl information about the Fund's Board of Trustees/Directors/Officers and the Fund's Proxy Voting Policies is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

[Graphic Appears Here]

Investment Adviser:  Van Eck Associates Corporation
       Distributor:  Van Eck Securities Corporation
                     99 Park Avenue, New York, NY 10016
                     www.vaneck.com
Account Assistance:  (800) 544-4653

Item 2.  Code of Ethics

   a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

   b)    Not applicable.

   c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

   d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

   e)    Not applicable.

   f)    The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert

         The Registrant's Board of Directors has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.  Principal Accountant Fees and Services

a)  Audit Fees

    Ernst & Young, as principal accountant for the Registrant, billed audit fees of $37,013 for 2003 and $51,000 for 2002.

b)  Audit-Related Fees

    None.

c)  Tax Fees

    Ernst & Young billed tax fees of $4,050 for 2003 and $30,010 for 2002.


d)  All Other Fees

    None.

e) The Audit Committee pre-approves all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

    The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Funds.

f)  Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

         Not applicable.

Item 8.  Reserved

Item 9.  Submission of Matters to a Vote of Security Holders

         Not applicable for Annual Reports for the period ended December 31, 2003.


Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 11. Exhibits.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  March 8, 2004
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  March 8, 2004
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  March 8, 2004
     ------------------